UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2015

Date of reporting period:  March 31, 2015

Item 1. Reports to Stockholders.

Great Lakes Bond Fund
Investor Class Shares – GLBDX
Institutional Class Shares – GLBNX

Great Lakes Disciplined Equity Fund
Investor Class Shares – GLDEX
Institutional Class Shares – GLDNX

Great Lakes Large Cap Value Fund
Investor Class Shares – GLLVX
Institutional Class Shares – GLLIX

Great Lakes Small Cap Opportunity Fund
Investor Class Shares – GLSCX
Institutional Class Shares – GLSIX

Annual Report

March 31, 2015

1-855-278-2020
www.glafunds.com

Distributed by Quasar Distributors, LLC
Member FINRA

Great Lakes Bond Fund

April 17, 2015

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2015, your Great Lakes Bond Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/15
Investor Class no load	4.07%
Institutional Class	4.08%
Barclays Aggregate Total Return	5.72%

The ongoing talk of rising interest rates continues to add volatility to the bond market.  As measured by the 30 year treasury, there was a continual grind down in rates, interrupted by backup in September, a big move down in rates through January, followed by a significant give back in February.  The last move has been a return to the downward trend in interest rates with the 30 year ending the period at 2.54%, nearly 100 basis points lower than a year ago.  The main drivers of the market include a continued lack of action on rates by the Fed, due to anemic economic growth and lack of inflation, and the fallout from the downdraft in oil prices over the past 6 months.  Lower yields notwithstanding, the US Treasury market continues to be the safe haven it has long been, and still offers considerable yield over many foreign bonds.  Bonds whose yield is spread off treasuries have benefitted largely with this move, with the exception of High Yield assets.  The spread between 10 and 30 year Treasuries has stayed within a range of 58 to 65 basis points over the period.

II. ATTRIBUTION

The Great Lakes Bond Fund Institutional Class shares produced a total return of +4.08% over the past twelve months, versus +5.72% for the Barclays Aggregate Index.  With interest rates moving lower, the Fund’s below market duration, roughly 90% to 95% of that of the Index, contributed to the negative relative performance of the Fund.  In addition, our allocation to the high yield sector was detrimental over the period, a reversal of last years’ experience in the asset class.  The High Yield sector return underperformed the return of the overall market and all of the bond market’s other sectors.  Moreover, the Fund’s high yield exposure to energy and materials underperformed the overall high yield sector.  Allocations that worked in our favor were our commercial mortgage backed, credit and municipal holdings.

III. OUTLOOK

Looking ahead, we believe interest rates may be trending higher towards calendar midyear and on into 2016.  While the Fed looks forward to the normalization of monetary policy, at the same time it will need to ensure an improved employment picture and an economic recovery.  We have seen some progress on both fronts, so we believe interest rates should be marginally higher over the next twelve months.  Again, the Fund’s duration reflects this outlook as it continues to hold at approximately 95% of the Index level.

Great Lakes Bond Fund

We continue to emphasize coupon income in this environment.  With corporate America in fundamentally good shape, and with state and local finances continuing to improve, the credit-sensitive sectors of the bond market are on solid footing.  Furthermore, high yield, investment-grade credit and municipal bonds continue to represent good relative value in the marketplace.  As a result of all of the above factors, roughly 70% of the Bond Fund is currently spread across these three sectors.  These allocations give the Fund an advantage in average coupon relative to the Index.  These are significant income and yield differentials relative to our market benchmark and, when combined with carrying less interest rate risk than the Index, could potentially bias the Fund to outperform the general market over the next twelve months.

Patrick Morrissey
Senior Portfolio Manager

A basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

The Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

One cannot invest directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The bigger the duration number, the greater the interest-rate risk or reward for bond prices.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

The opinions expressed are those of the Fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not guarantee a profit or protect from loss in a declining market. Past performance does not guarantee future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Bond Fund will invest in debt securities, which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Great Lakes Bond Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2015

	1-Year	Since Inception(1)
Investor Class	4.07%	2.35%
Institutional Class	4.08%	2.32%
Barclays Aggregate Bond Index(2)	5.72%	2.24%

(1)	Inception date of each class was September 28, 2012.
(2)	The Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

Great Lakes Bond Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2015(1)
(% of Net Assets)

Top 10 Holdings (Unaudited)
March 31, 2015(1)(2)
(% of net assets)

U.S. Treasury Bond, 2.875%, 05/15/2043	2.6%
U.S. Treasury Bond, 3.500%, 02/15/2039	2.5%
iShares iBoxx Investment Grade Corporate Bond Fund	1.8%
O’Hare International Airport, 5.250%, 01/01/2034	1.7%
U.S. Treasury Note, 2.250%, 11/15/2024	1.4%
iShares National AMT-Free Muni Bond Fund	1.4%
Commercial Mortgage Trust, 3.838%, 09/12/2047	1.1%
New Jersey Transportation Trust Fund Authority, 5.000%, 12/15/2023	1.0%
GS Mortgage Securities Trust, 3.707%, 08/10/2044	0.9%
Macon & DeWitt Counties Il, School District #2, 4.500%, 10/01/2020	0.8%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	First American Government Obligations Fund is excluded from the Top Ten Holdings.

Great Lakes Disciplined Equity Fund

April 17, 2015

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2015, your Great Lakes Disciplined Equity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/15
Investor Class no load	11.69%
Institutional Class	12.01%
S&P 500 Index Total Return	12.73%

The picture on timing of the Fed policy changes became more muddled with several weaker than anticipated economic reports.  The markets continue to juggle double-edged swords, looking for an eventual balance of the economic benefits from a stronger dollar and lower oil prices versus the negative effects on the energy sector and the near term corporate earnings outlook.

While volatile, the quarter ended with gains across the US equity market.  Smaller-cap stocks continued their rebound in performance; the Russell 2000 Index gained 4.32%.  Performance declined as one moved up the capitalization spectrum.  The Russell MidCap 800 added 3.95%, the large-cap Russell 1000 picked up 1.95%, and the mega-cap Russell Top 200 added 0.54%.

In the large-cap segment, value stocks were the clear laggards.  The Russell Top 200 Value index lost 2.08% and the Russell 1000 Value declined 0.72%.  Large-cap growth stocks posted positive performance with the Russell Top 200 Growth and Russell 1000 Growth indices posting positive returns of 3.13% and 3.84%, respectively.

In the S&P 500, Utilities reversed their strong performance of the previous quarter, declining 5.17% during the quarter.  Energy fell another 2.85%, and Financials also posted a negative 2.05% for the quarter.  Health Care and Consumer Discretionary stocks continue to pace the S&P 500, advancing 6.52% and 4.80%, respectively.

II. ATTRIBUTION

The strategy ended the 12 month period with a solid quarter, as our emphasis on smaller companies within the S&P 500 Index and stocks with solid intermediate-term price momentum lifted performance.  An overweight to Consumer non-Cyclicals also helped – namely, an overweight to the Grocery store industry.

Stock selection was also solid of late, with holdings such as Kroger, Anthem, Boeing, Philips 66, and Apple all contributing nicely.

Portfolio Changes

We began the first quarter with a full underweight to the Healthcare sector.  We increased our exposure with new buys in drug companies Bristol Myers Squibb (BMY) and McKesson Corp (MCK), while increasing our holdings in Cardinal Health (CAH) and AmerisourceBergen (ABC).  In the Consumer Discretionary sector we initiated positions in General Motors (GM) and Paccar Inc (PCAR) bringing the portfolio to a moderate overweight to the sector.

Great Lakes Disciplined Equity Fund

We decreased the portfolio’s exposure to the Consumer Staples sector through a significant reduction of our position in food company Bunge Limited (BG).  In Industrials, we began the quarter at a maximum overweight.  Liquidating positions in Cummins Inc (CMI), General Dynamics (GD), and FedEx (FDX) moved the portfolio to an underweight at the end of the first quarter.

III. OUTLOOK

“The social object of skilled investment should be to defeat the dark forces of time and ignorance which envelope our future.” – John Maynard Keynes

Investors may collectively find a rate hike takes longer than consensus expectations (although I’m not sure there is a consensus at this point).  With the notable exceptions of consumer confidence (somewhat of a lagging indicator), housing permits, and new home sales, economic activity has undergone a bit of a downshift during Q1.  Corporate profits and margins are down, commodity prices are hanging near recent lows, so 40-50% off of year-ago levels.  These prices were undoubtedly impacted by the dollar rocketing 25% higher since the end of last summer (and up 40% from 2011 bottom).

As volatility begins to resurface, it’s important to maintain flexibility, discipline, and diversification.  The US economy appears ready to stand on its own two feet, and reduced oil and natural gas prices will provide a further lift.  However, this will also exacerbate volatility given the shifting geopolitical chessboard.

Jon Quigley, CFA
CIO – Disciplined Equity

Russell 2000 Index, a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

VIX Index (Volatility Index): A measure of implied volatility in the stock market that is calculated on the basis of short-term index options on the S&P 500 Index. A high VIX Index signals anxiety and fear in the market and typically occurs after a sharp decline in stock prices. A low VIX Index generally follows calm markets and rising prices.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell MidCap 800 Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

Great Lakes Disciplined Equity Fund

The Russell Top 200 Index measures the performance of the largest cap segment of the U.S. equity universe. The Russell Top 200 Index is a subset of the Russell 3000® Index. It includes approximately 200 of the largest securities based on a combination of their market cap and current index membership and represents approximately 68% of the U.S. market.

The Russell Top 200 Growth Index measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap. It includes Russell Top 200 Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The companies also are members of the Russell 1000® Growth Index.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.  It is not possible to invest directly in an index.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.

The Russell Top 200 Value Index measures the performance of the mega-cap value segment of the U.S. equity universe.  It includes those Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.  It is not possible to invest directly in an index.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not guarantee a profit or protect from loss in a declining market.

Past performance does not guarantee future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

Great Lakes Disciplined Equity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2015

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	11.69%	16.49%	14.07%	16.37%
Institutional Class	12.01%	16.78%	14.42%	16.71%
S&P 500 Index(2)	12.73%	16.11%	14.47%	16.85%

(1)	Inception date of each class was June 1, 2009.
(2)	The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Great Lakes Disciplined Equity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2015(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2015(1)
(% of net assets)

Apple, Inc.	6.3%
Altria Group, Inc.	3.1%
Kroger Co.	3.1%
Boeing Co.	2.8%
Anthem, Inc.	2.6%
Verizon Communications, Inc.	2.6%
Microsoft Corp.	2.6%
General Motors Co.	2.4%
MetLife, Inc.	2.3%
Phillips 66	2.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Large Cap Value Fund

April 17, 2015

Dear Shareholders:

I. INVESTMENT RESULTS

Following a 16% rise in 2012 and a 32% gain in 2013, S&P 500 moved ahead another 14% in 2014 before flattening out in the opening quarter of 2015.  Supporting equities were rising corporate profits built on better U.S. economic progress relative to other developed nations and accommodative monetary policy.  Unexpected development was lower interest rates, reflecting low inflation and monetary policies of central banks around the world.  Market and style index returns for the fund fiscal year were near the long-term annual average of the S&P 500.

Total Returns

Share Class	12 Months ended 3/31/15
Investor Class no load	8.79%
Institutional Class	9.08%
Russell 1000 Value Index	9.33%

II. ATTRIBUTION

Fund returns during the fiscal year slightly trailed a value style benchmark, with most of the difference occurring in the September quarter as investor preference at the time moved away from companies with relatively more activity outside the U.S. Limiting returns were international integrated energy producers, the exploration and production holding, and an oil services leader as well as diversified manufacturing companies with relatively larger representation in energy markets.  Financials whose profitability has been pressured by continuing low interest rates (including universal banks and life insurers) and the charge card position also dropped back.  Areas leading results were those consumer frequent purchase goods (household cleaning and paper products, food, tobacco) and the retail holding whose activities are relatively larger in the U.S., diversified global manufacturing /services firms with relatively smaller exposure to energy markets, and health care, especially health insurance positions.

III. OUTLOOK

New developments in monetary policies in investment, currency and commodity markets and in economic progress around the world point to more volatility in 2015.  Inflation remains low, but corporate profits may rise only slightly as lower oil prices and the strong U.S. dollar limit gains.  Equity market valuation after three years of stock price movements above earnings growth rates, has become less attractive by historical standards now.  We intend to continue our value approach, emphasizing rising or high earning power, supportive valuation, and sufficient diversification.

Edward J. Calkins, CFA
Senior Portfolio Manager
Fund Shareholder

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth rates.

Great Lakes Large Cap Value Fund

Diversification does not guarantee a profit or protect from loss in a declining market.

One cannot invest directly in an index.

Past performance does not guarantee future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.

Great Lakes Large Cap Value Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2015

	1-Year	Since Inception(1)
Investor Class	8.79%	16.97%
Institutional Class	9.08%	17.18%
Russell 1000 Value Index(2)	9.33%	18.06%

(1)	Inception date of each class was September 28, 2012.
(2)
The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

Great Lakes Large Cap Value Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2015(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2015(1)
(% of net assets)

Target Corp.	3.7%
Aetna, Inc.	3.6%
Berkshire Hathaway, Inc. – Class B	3.5%
American Express Co.	3.3%
Lockheed Martin Corp.	3.1%
General Electric Co.	2.9%
Honeywell International, Inc.	2.9%
Waste Management, Inc.	2.9%
Royal Dutch Shell – ADR	2.8%
Eaton Corp.	2.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Small Cap Opportunity Fund

April 24, 2015

Dear Shareholders:

I. INVESTMENT RESULTS

In the twelve months ended March 31st of 2015, your Great Lakes Small Cap Opportunity Fund returned the following:

Total Returns

Share Class	12 Months ended 3/31/15
Investor Class no load	0.74%
Institutional Class	1.01%
Russell 2000 Index	8.21%

The best thing we can report about our mutual fund (GLSIX) is that the fiscal year is over.  Our relative performance during the twelve months ended March 31, 2015 has been disappointing.  As you can see from the table above, our Fund posted a modest gain of 0.7% compared to an 8.2% gain for the Russell 2000.  The vast majority of the relative underperformance came in the 4th quarter where the Fund lost 1.8% in value while the benchmark gained 4.3% in value.  Since inception through March 31, 2015, the Fund has gained 214.8% compared to 196.5% for the Russell 2000 index (roughly 19.9% on an annualized basis compared to 18.8% for the index).

						Since
	3 MO	YTD	1 YR	3YR	5YR	Inception
						(12/5/2008)

Small Cap Opportunity – Inst.	-1.83%	-1.83%	1.01%	13.84%	14.57%	19.90%
Small Cap Opportunity – Inv.	-1.91%	-1.91%	0.74%	13.57%	14.28%	19.57%
Russell 2000 Index	4.32%	4.32%	8.21%	16.27%	14.57%	18.77%

Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate and when sold, may be worth more or less than their original cost. Performance

Great Lakes Small Cap Opportunity Fund

current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-278-2020.

As of April 11, 2014 the Investor Class Sales Load has been eliminated.

Without overly weighting weak recent results, we think it’s appropriate to identify for you the primary reasons why recent performance has diverged from the index, something we expect (in either direction) from time to time given our more concentrated portfolio.

II. ATTRIBUTION

We underperformed the index in four sectors (Industrials, Information Technology, Consumer Discretionary and Energy) by more than 120 basis points each in the quarter, a result of some unforced errors we made, as well as  not having many stocks work to help offset the laggards.  It is atypical for us to have this many sectors out of sync simultaneously.

First, we were overweight energy and industrial companies that sell products and services into the Energy and Materials sectors.  Combined, these two sectors, which comprise about 16% of the Russell 2000 and 25% of the Fund, cost us about 240 bps of relative performance in the quarter.  Shares of these companies suffered in the quarter as investors responded to the impact of the precipitous decline in oil prices and the rapid strengthening of the U.S. dollar.

We have spent a lot of our research time reviewing our portfolio holdings name by name to determine which valuations should be adjusted based on lower oil prices and the stronger dollar.

While our target prices on certain of our industrial holdings have come down, the stock prices of certain high-quality, well-capitalized industrial companies such as Actuant Corporation fell further than our values, providing us with a larger margin of safety in them.  As a result we have taken the opportunity to add to the position.

Actuant Corp. derives about one-third of its revenues from the global energy markets.  Certainly the decline in oil prices and the strong dollar has caused softness in this business.  However, the company’s shares are now down by more than a third in value.  To put that in perspective, today’s stock price implies that the returns on capital that Actuant will generate over the next several years will likely be lower than those produced by the company in any of the past 20 years.  We believe the business is worth 40% more than the current quote.  A solid balance sheet and a management team that have proven to be excellent stewards of capital give us further confidence in this holding.  Additionally, we were also able to find several new, high-quality industrial names to add to the portfolio.

Great Lakes Small Cap Opportunity Fund

In the energy sector, our exposure is to the oil and gas service providers (the picks and shovels) rather than hydrocarbon producers, as we feel more confident forecasting broader demand for energy field services than the success of specific exploration and production activities.  We owned two seismic service businesses (Dawson Geophysical and Geospace Technologies) which declined 25% and 16%, respectively in the quarter.  We took the opportunity to “move up the food chain” at attractive prices by swapping from Dawson to Geospace in the quarter.  We believe Geospace, whose stock is down about 85% in fifteen months, could double from current levels.  In the meantime, the company has no debt and 25% of its market capitalization in cash, providing a substantial margin of safety if we have our timing wrong.

Second, in the Consumer Discretionary sector, one of our best performers from 2014 (Apollo Education) faltered.  President Obama’s proposal to offer free community college to all Americans, which would impact about 10% of Apollo’s revenue stream, spooked investors.  More importantly, the company stumbled implementing a new classroom technology, which hurt enrollment. As a result Apollo reported disappointing enrollment statistics in March, casting the timing and extent of their recovery in some doubt. We are disappointed with management’s ability to execute, but still believe the company could be worth more than twice its current stock price, and the balance sheet (no debt and more than $600M in cash, equal to more than one-third of the current share price) provides more than adequate downside protection. The decline in Apollo’s share price cost us 185 basis points of relative performance, overshadowing good stock selection in other parts of the sector.

Our only area of outperformance was in the financial sector, which added 250 bps of relative performance, but our inability to find more undervalued financial companies muted the impact on our portfolio, as our average weighting of 14% substantially less than the index weighting.  Of note, we have been able to increase our sector weighting recently to about 17% with the addition of positions in three banks.

III. OUTLOOK

Policy makers around the world are navigating uncharted waters. Both fixed income and equity markets were quite volatile in Q1, as most emerging markets (as well as most of Europe) suffered deteriorating economic conditions. Export-dependent economies suffered from declining global demand and pricing, while energy costs (most of which are dollar-denominated) declined in the U.S. but not the rest of the world.  The Euro moved inexorably toward parity with the U.S. dollar as European finance ministers pushed out until June any meaningful actions relating to Greece and its inability to meet its financial obligations.

In the U.S., economic growth continues at a reasonable pace, though the absence of wage growth casts doubt over the sustainability of a recovery.  The Federal Reserve continues to soothe financial markets with its talk of sustained low interest rates, but there has to be some finite end to the Fed’s ability to boost investors’ confidence with comforting monetary policy in the absence of wage growth.  Job growth, which had been reasonably strong for the last twelve months, slowed in March, perhaps an indication that the strong dollar and weakening global economies are taking their toll on the U.S. manufacturing sector.  Wage growth of just over 2% for the last twelve months remains somewhat disappointing, and consumers appear to be saving (rather than spending) the $150 billion “dividend” resulting from lower energy prices.  While this is not a bad thing (the U.S. savings rate of about 5% is still relatively low), economic growth in the U.S. is predicated upon consumer spending, and it appears that further improvements in wages and consumer confidence will be required to spur growth in the economy and corporate profits.

We are not pleased with the current results, and we understand how this could create investor angst.  But let us be clear – we have not lost confidence in our investment philosophy or process.  We are doing nothing different today than we did during the years when we achieved better-than-index performance and strong absolute results.

In the short-term, it is not important whether we outperform or underperform an index.  What matters over time is whether we have correctly valued the businesses and evaluated the management teams that direct the future of the

Great Lakes Small Cap Opportunity Fund

companies that we own.  If we do this correctly enough times, you should expect that the bouts of weak relative performance have the potential to reverse as time passes.

We thank you for entrusting your capital with us, and for your support and patience.

Gary Lenhoff, CFA	Ben Kim, CFA, CPA
Co-Portfolio Manager	Co-Portfolio Manager
Fund Shareholder	Fund Shareholder

Margin of Safety is meant to convey the difference between the intrinsic value of a stock and its current market price.  A relatively large margin of safety provides better protection to an investor in the case where our estimate of intrinsic value is incorrect.

The Russell 2000 Index, a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index, and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

The Russell 2000 Small Cap Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index.  The index represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Free Cash Flow is equal to the cash flow from operations (or operating cash) less capital expenditures; It signals a company’s ability to pay debt, pay dividends, buy back stock and facilitate the growth of business.

One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the schedules of investments for complete holdings information.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not guarantee a profit or protect from loss in a declining market. Past performance does not guarantee future results.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. The Funds may invest in ETFs. The market price of the shares of an ETF will fluctuate based on changes in the net asset value as well as changes in the supply and demand of its shares in the secondary market. ETFs have management and other expenses. The Fund will bear it’s pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities. The Small Cap Fund will invest in smaller companies, which involve additional risks such as limited liquidity and greater volatility than large cap companies.

Great Lakes Small Cap Opportunity Fund

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of March 31, 2015

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	0.74%	13.57%	14.28%	19.57%
Institutional Class	1.01%	13.84%	14.57%	19.90%
Russell 2000 Index(2)	8.21%	16.27%	14.57%	18.77%

(1)	Inception date of each class was December 5, 2008.
(2)
The Russell 2000 Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000 Index, which contains the 3,000 largest companies in the U.S. based on market capitalization.

Great Lakes Small Cap Opportunity Fund

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2015(1)
(% of Net Assets)

Top 10 Equity Holdings (Unaudited)
March 31, 2015(1)
(% of net assets)

Bio-Rad Laboratories, Inc.	5.0%
DreamWorks Animation SKG, Inc. – Class A	4.6%
Actuant Corp.	3.8%
ScanSource, Inc.	3.6%
Banco Latinoamericano de Comercio Exterior SA	3.6%
Tupperware Brands Corp.	3.5%
Intrepid Potash, Inc.	3.5%
Live Nation Entertainment, Inc.	3.4%
Kennametal, Inc.	3.3%
Babcock & Wilcox Co.	3.2%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Great Lakes Funds

Expense Examples (Unaudited)
March 31, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2014 – March 31, 2015).

ACTUAL EXPENSES
For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Great Lakes Bond Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2014)	Value (3/31/2015)	(10/1/2014 to 3/31/2015)
Investor Class Actual(2)	$1,000.00	$1,021.90	$4.54
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53
Institutional Class Actual(2)	$1,000.00	$1,022.10	$3.28
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.90% and 0.65% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2015 of 2.19% and 2.21% for the Investor Class and Institutional Class, respectively.

Great Lakes Funds

Expense Examples (Unaudited) – Continued
March 31, 2015

Great Lakes Disciplined Equity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/1/2014)	Value (3/31/2015)	(10/1/2014 to 3/31/2015)
Investor Class Actual(2)	$1,000.00	$1,069.00	$5.67
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54
Institutional Class Actual(2)	$1,000.00	$1,070.60	$4.39
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% and 0.85% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended March 31, 2015 of 6.90% and 7.06% for the Investor Class and Institutional Class, respectively.

Great Lakes Large Cap Value Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(3)
	Value (10/1/2014)	Value (3/31/2015)	(10/1/2014 to 3/31/2015)
Investor Class Actual(4)	$1,000.00	$1,043.60	$5.60
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	$5.54
Institutional Class Actual(4)	$1,000.00	$1,045.00	$4.33
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% and 0.85% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended March 31, 2015 of 4.36% and 4.50% for the Investor Class and Institutional Class, respectively.

Great Lakes Small Cap Opportunity Fund

			Expenses Paid
	Beginning Account	Ending Account	During Period(5)
	Value (10/1/2014)	Value (3/31/2015)	(10/1/2014 to 3/31/2015)
Investor Class Actual(6)	$1,000.00	$1,048.20	$5.87
Investor Class
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79
Institutional Class Actual(6)	$1,000.00	$1,050.00	$4.60
Institutional Class
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.15% and 0.90% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period

(6)	Based on the actual returns for the six-month period ended March 31, 2015 of 4.82% and 5.00% for the Investor Class and Institutional Class, respectively.

Great Lakes Bond Fund

Schedule of Investments
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8%

Consumer Discretionary – 5.3%
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022	$95,000	$102,362
Ameristar Casinos, Inc.
7.500%, 04/15/2021	131,000	138,860
AutoZone, Inc.
3.125%, 07/15/2023	100,000	100,075
Belo Corp.
7.250%, 09/15/2027	95,000	103,075
Bon-Ton Department Stores
8.000%, 06/15/2021	175,000	145,250
Brunswick Corp.
7.375%, 09/01/2023	32,000	35,040
Caesars Growth Properties
9.375%, 05/01/2022 (a)	75,000	57,937
CCO Holdings LLC
6.625%, 01/31/2022	87,000	93,307
Coach, Inc.
4.250%, 04/01/2025	250,000	253,896
Comcast Corp.
4.750%, 03/01/2044	150,000	173,030
DIRECTV Holdings LLC
4.450%, 04/01/2024	50,000	53,499
ERAC USA Finance LLC
2.350%, 10/15/2019 (a)	150,000	150,920
Greektown Holdings LLC
8.875%, 03/15/2019 (a)	75,000	79,500
Grupo Televisa SAB
5.000%, 05/13/2045	250,000	261,463
Guitar Center, Inc.
6.500%, 04/15/2019 (a)	75,000	65,813
Hillman Group, Inc.
6.375%, 07/15/2022 (a)	75,000	75,375
Isle Of Capri Casinos, Inc.
7.750%, 03/15/2019	115,000	119,959
KB Home
7.250%, 06/15/2018	75,000	81,375
Lamar Media Corp.
5.000%, 05/01/2023	75,000	77,063
LIN Television Corp.
6.375%, 01/15/2021	75,000	77,813

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Consumer Discretionary – 5.3% (Continued)
Macy’s Retail Holdings, Inc.
2.875%, 02/15/2023	$150,000	$149,378
McGraw-Hill Global Education
9.750%, 04/01/2021	85,000	94,350
MGM Resorts International
6.625%, 12/15/2021	75,000	80,484
Netflix, Inc.
5.375%, 02/01/2021	100,000	102,500
Numericable Group SA
4.875%, 05/15/2019 (a)	75,000	74,906
Pulte Group, Inc.
6.375%, 05/15/2033	85,000	88,400
Quebecor Media, Inc.
5.750%, 01/15/2023	75,000	77,531
Ruby Tuesday, Inc.
7.625%, 05/15/2020	75,000	76,500
Scientific Games Corp.
8.125%, 09/15/2018	15,000	13,575
Scientific Games International, Inc.
6.250%, 09/01/2020	175,000	131,250
Service Corp. International
7.500%, 04/01/2027	70,000	82,250
Tenneco, Inc.
5.375%, 12/15/2024	100,000	104,500
Time, Inc.
5.750%, 04/15/2022 (a)	75,000	73,500
Viacom, Inc.
4.375%, 03/15/2043	150,000	140,390
Walt Disney Co.
1.100%, 12/01/2017	200,000	200,239
Whirlpool Corp.
2.400%, 03/01/2019	100,000	101,394
		3,836,759
Consumer Staples – 3.3%
Alliance One International, Inc.
9.875%, 07/15/2021	170,000	150,450
Aramark Services, Inc.
5.750%, 03/15/2020	80,000	83,800
Bunge Ltd. Finance Corp.
3.200%, 06/15/2017	150,000	154,681

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Consumer Staples – 3.3% (Continued)
Cencosud
4.875%, 01/20/2023 (a)	$250,000	$248,476
Central Garden & Pet Co.
8.250%, 03/01/2018	67,000	68,885
Clorox Co.
3.500%, 12/15/2024	250,000	254,958
Cott Beverages, Inc.
5.375%, 07/01/2022 (a)	75,000	72,469
Diageo Capital
4.828%, 07/15/2020	100,000	113,730
Diamond Foods, Inc.
7.000%, 03/15/2019 (a)	75,000	77,437
Grupo Bimbo SAB de CV
4.875%, 06/27/2044 (a)	200,000	204,486
Harbinger Group, Inc.
7.750%, 01/15/2022	80,000	79,900
Hearthside Group Holdings
6.500%, 05/01/2022 (a)	75,000	74,812
HJ Heinz Co.
6.375%, 07/15/2028	75,000	88,500
Ingles Markets, Inc.
5.750%, 06/15/2023	54,000	56,025
Land O’ Lakes Capital Trust I
7.450%, 03/15/2028 (a)	40,000	43,400
Pepsico, Inc.
0.700%, 02/26/2016	100,000	100,208
Post Holdings, Inc.
7.375%, 02/15/2022	124,000	128,650
Sysco Corp.
2.600%, 06/12/2022	200,000	199,681
TreeHouse Foods, Inc.
4.875%, 03/15/2022	75,000	76,687
Wesfarmers Ltd.
1.874%, 03/20/2018 (a)	100,000	100,704
		2,377,939
Energy – 4.9%
Alpha Natural Resources, Inc.
6.000%, 06/01/2019	195,000	55,575
Arch Coal, Inc.
8.000%, 01/15/2019 (a)	75,000	36,234

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Energy – 4.9% (Continued)
Cameron International Corp.
1.150%, 12/15/2016	$235,000	$233,380
CGG SA
6.500%, 06/01/2021	130,000	104,325
Chesapeake Oilfield Finance, Inc.
6.625%, 11/15/2019	125,000	94,687
CNOOC Finance 2014
4.875%, 04/30/2044	200,000	224,589
ConocoPhillips Co.
1.050%, 12/15/2017	125,000	124,623
Energy Partners Ltd.
8.250%, 02/15/2018	125,000	93,125
Forest Oil Corp.
7.250%, 06/15/2019	85,000	15,512
Halcon Resources Corp.
8.875%, 05/15/2021	145,000	101,500
Kinder Morgan, Inc.
5.300%, 12/01/2034	250,000	259,052
Linn Energy Finance Corp.
7.750%, 02/01/2021	140,000	112,000
Memorial Resource Development Corp.
5.875%, 07/01/2022 (a)	80,000	75,400
Nuverra Environmental Solutions, Inc.
9.875%, 04/15/2018	145,000	98,963
Peabody Energy Corp.
7.875%, 11/01/2026	135,000	82,013
Petrobras International Finance Co.
5.375%, 01/27/2021	150,000	136,823
Petroleos Mexicanos
3.500%, 01/30/2023	150,000	146,850
6.375%, 01/23/2045	150,000	168,075
Rice Energy, Inc.
6.250%, 05/01/2022	75,000	73,500
Sabine Pass Liquefaction LLC
5.625%, 02/01/2021	80,000	80,925
Schlumberger Investment
2.400%, 08/01/2022 (a)	250,000	247,354
Statoil
2.450%, 01/17/2023	150,000	147,856

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Energy – 4.9% (Continued)
Stone Energy Corp.
7.500%, 11/15/2022	$125,000	$113,750
Sunoco Logistics Partners Operations LP
5.300%, 04/01/2044	140,000	144,968
Swift Energy Co.
8.875%, 01/15/2020	126,000	53,550
Talisman Energy, Inc.
5.750%, 05/15/2035	100,000	97,513
Total Capital International
0.750%, 01/25/2016	455,000	456,256
		3,578,398

Financials – 21.2%
Abbey National Treasury Services
4.000%, 04/27/2016	200,000	206,272
ABN AMRO Bank NV
1.375%, 01/22/2016 (a)	265,000	266,412
Affiliated Managers Group
3.500%, 08/01/2025	250,000	250,226
Ally Financial, Inc.
5.125%, 09/30/2024	125,000	129,219
American Campus Communities
4.125%, 07/01/2024	200,000	207,776
American Express Co.
1.550%, 05/22/2018	200,000	200,128
American Express Credit
1.125%, 06/05/2017	200,000	200,025
American Tower Corp.
3.400%, 02/15/2019	100,000	103,362
AmeriGas Finance
7.000%, 05/20/2022	125,000	134,687
Australia & New Zealand Banking Group
1.250%, 06/13/2017	250,000	251,005
Bank of America Corp.
1.500%, 10/09/2015	100,000	100,437
2.000%, 01/11/2018	100,000	100,823
5.625%, 07/01/2020	100,000	115,420
4.000%, 04/01/2024	100,000	106,492
Bank of Montreal
0.800%, 11/06/2015	244,000	244,661

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Financials – 21.2% (Continued)
Bank of New York Mellon Corp.
0.700%, 10/23/2015	$150,000	$150,243
Bank Of Nova Scotia
2.050%, 06/05/2019	250,000	251,533
Bank of Tokyo Mitsubishi
1.650%, 02/26/2018 (a)	100,000	99,851
Berkshire Hathaway Finance Corp.
0.950%, 08/15/2016	200,000	200,961
BioMed Realty LP
3.850%, 04/15/2016	180,000	184,446
Capital One Financial Corp.
1.000%, 11/06/2015	200,000	200,270
Carlyle Holdings II Finance
5.625%, 03/30/2043 (a)	100,000	113,750
Caterpillar Financial Services Corp.
0.700%, 11/06/2015	200,000	200,443
CBS Outdoor Americas Capital
5.625%, 02/15/2024	75,000	78,844
Citigroup, Inc.
1.350%, 03/10/2017	200,000	199,757
4.500%, 01/14/2022	100,000	110,572
Commonwealth Bank of Australia
1.625%, 03/12/2018	300,000	301,555
Corporate Office Properties LP
3.700%, 06/15/2021	200,000	202,458
Covidien International Finance
2.950%, 06/15/2023	100,000	101,710
Credit Suisse New York
1.375%, 05/26/2017	300,000	300,635
Daimler Finance North America, LLC
1.250%, 01/11/2016 (a)	150,000	150,584
1.650%, 03/02/2018 (a)	250,000	251,496
Digital Realty Trust LP
3.625%, 10/01/2022	200,000	200,775
EPR Properties
5.750%, 08/15/2022	75,000	82,811
Export-Import Bank of Korea
1.250%, 11/20/2015	100,000	100,325
Federal Realty Investment Trust
4.500%, 12/01/2044	300,000	325,481

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Financials – 21.2% (Continued)
Fifth Third Bank
1.450%, 02/28/2018	$200,000	$199,555
Fondo Mivivienda
3.375%, 04/02/2019 (a)	150,000	152,625
Ford Motor Credit
2.500%, 01/15/2016	125,000	126,488
General Electric Capital Corp.
1.600%, 11/20/2017	150,000	151,528
5.875%, 01/14/2038	100,000	129,560
Goldman Sachs Group, Inc.
5.250%, 07/27/2021	200,000	227,629
HCP, Inc.
2.625%, 02/01/2020	225,000	225,811
Hockey Merger, Inc.
7.875%, 10/01/2021 (a)	100,000	102,750
Huntington National Bank
2.200%, 04/01/2019	250,000	251,572
Hyundai Capital America
1.625%, 10/02/2015 (a)	150,000	150,678
Icahn Enterprises
3.500%, 03/15/2017	100,000	101,000
ICICI Bank Ltd.
3.500%, 03/18/2020 (a)	200,000	206,131
ING Bank
3.000%, 09/01/2015 (a)	200,000	201,812
3.750%, 03/07/2017 (a)	150,000	156,902
Invesco Finance
3.125%, 11/30/2022	250,000	252,991
iStar Financial, Inc.
5.000%, 07/01/2019	80,000	80,300
JPMorgan Chase & Co.
2.250%, 01/23/2020	450,000	451,265
Kimco Realty Corp.
3.125%, 06/01/2023	200,000	199,221
Korea Development Bank
1.000%, 01/22/2016	250,000	250,613
Lender Processing Services, Inc.
5.750%, 04/15/2023	75,000	79,843
Lloyds Bank
2.300%, 11/27/2018	200,000	203,516

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Financials – 21.2% (Continued)
Macquarie Bank Ltd
2.400%, 01/21/2020 (a)	$250,000	$251,907
Met Life Global Funding I
3.000%, 01/10/2023 (a)	200,000	202,709
Mitsubishi UFJ Trust & Bank
1.600%, 10/16/2017 (a)	250,000	249,944
Morgan Stanley
1.750%, 02/25/2016	125,000	125,842
5.500%, 07/24/2020	200,000	229,660
Nationstar Mortgage
6.500%, 08/01/2018	75,000	75,750
Nationwide Mutual Insurance Co.
4.950%, 04/22/2044 (a)	100,000	107,964
New York Life Global Funding
1.125%, 03/01/2017 (a)	200,000	200,835
2.150%, 06/18/2019 (a)	200,000	202,122
Nippon Life Insurance Co.
5.100%, 10/16/2044 (a)	250,000	272,007
Nissan Motor Acceptance Corp.
1.950%, 09/12/2017 (a)	100,000	101,654
PACCAR Financial Corp.
1.150%, 08/16/2016	100,000	100,775
People’s United Financial, Inc.
3.650%, 12/06/2022	150,000	153,089
PNC Bank
0.800%, 01/28/2016	200,000	200,437
Post Apartment Homes LP
3.375%, 12/01/2022	175,000	176,380
Principal Financial Group, Inc.
3.125%, 05/15/2023	150,000	150,491
Schaeffler Finance
4.250%, 05/15/2021 (a)	75,000	75,000
SLM Corp.
5.000%, 06/15/2018	75,000	75,187
6.200%, 03/15/2019	29,000	28,410
Societe Generale
2.750%, 10/12/2017	150,000	154,570
Springleaf Finance Corp.
6.500%, 09/15/2017	40,000	42,300
6.900%, 12/15/2017	42,000	44,835

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Financials – 21.2% (Continued)
Sumitomo Mitsui Banking Corp.
3.000%, 01/18/2023	$200,000	$201,757
Symetra Financial Corp.
4.250%, 07/15/2024	250,000	261,616
Synchrony Financial
4.250%, 08/15/2024	250,000	261,747
Synovus Financial Corp.
5.125%, 06/15/2017	135,000	138,119
Toyota Motor Credit Corp.
1.250%, 10/05/2017	150,000	150,538
2.000%, 10/24/2018	100,000	102,124
UBS
2.375%, 08/14/2019	250,000	252,150
Ventas Realty
3.500%, 02/01/2025	250,000	251,528
Wells Fargo & Co.
1.500%, 01/16/2018	200,000	201,093
		15,369,775
Health Care – 3.4%
AbbVie, Inc.
1.200%, 11/06/2015	175,000	175,281
Actavis Funding Services
4.850%, 06/15/2044	150,000	159,955
Aetna, Inc.
2.750%, 11/15/2022	200,000	200,608
Agilent Technologies, Inc.
3.200%, 10/01/2022	200,000	197,711
Allergan, Inc.
1.350%, 03/15/2018	100,000	98,324
Biomet, Inc.
6.500%, 10/01/2020	75,000	78,937
CareFusion Corp.
3.875%, 05/15/2024	200,000	211,066
Catholic Health Initiatives
2.950%, 11/01/2022	100,000	99,634
Dignity Health
4.500%, 11/01/2042	150,000	158,485
Eli Lilly & Co.
1.950%, 03/15/2019	150,000	152,650
2.750%, 06/01/2025	350,000	352,000

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Health Care – 3.4% (Continued)
HCA, Inc.
5.875%, 05/01/2023	$75,000	$81,188
JLL/Delta Dutch Newco
7.500%, 02/01/2022 (a)	75,000	78,281
Kindred Escrow Corp. II
8.000%, 01/15/2020 (a)	100,000	107,813
Medtronic, Inc.
3.625%, 03/15/2024	150,000	159,440
Tenet Healthcare Corp.
4.750%, 06/01/2020	122,000	124,250
		2,435,623
Industrials – 4.4%
ADT Corp.
4.125%, 06/15/2023	100,000	93,750
Bombardier, Inc.
6.125%, 01/15/2023 (a)	125,000	118,750
Burlington Northern Santa Fe
4.450%, 03/15/2043	200,000	215,139
Canadian National Railway Co.
2.250%, 11/15/2022	150,000	147,884
Carlson Travel Holdings, Inc.
7.500%, 08/15/2019 (a)	75,000	76,125
Case New Holland, Inc.
7.875%, 12/01/2017	100,000	111,280
Caterpillar, Inc.
4.300%, 05/15/2044	150,000	162,779
Colt Defense, LLC
8.750%, 11/15/2017	55,000	17,875
Eaton Corp.
4.000%, 11/02/2032	150,000	158,195
General Dynamics Corp.
1.000%, 11/15/2017	200,000	200,081
Griffon Corp.
5.250%, 03/01/2022	75,000	74,276
Harsco Corp.
5.750%, 05/15/2018	40,000	42,200
Hutchison Whampoa International 12 II Ltd.
2.000%, 11/08/2017 (a)	200,000	201,712
Illinois Tool Works, Inc.
1.950%, 03/01/2019	150,000	151,939

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Industrials – 4.4% (Continued)
Manitowoc Company, Inc.
8.500%, 11/01/2020	$130,000	$139,750
Penske Truck Leasing Co. LP
2.875%, 07/17/2018 (a)	150,000	153,549
Rexel
5.250%, 06/15/2020 (a)	75,000	79,031
Roper Industries, Inc.
3.125%, 11/15/2022	150,000	149,703
Stanley Black & Decker, Inc.
2.900%, 11/01/2022	225,000	229,077
Teekay Offshore Partners
6.000%, 07/30/2019	90,000	81,787
Titan International, Inc.
6.875%, 10/01/2020	130,000	113,263
US Airways Group, Inc.
6.125%, 06/01/2018	55,000	58,025
Valmont Industries, Inc.
5.000%, 10/01/2044	300,000	293,062
Waterjet Holdings, Inc.
7.625%, 02/01/2020 (a)	75,000	79,313
		3,148,545
Information Technology – 2.9%
Advanced Micro Devices, Inc.
7.500%, 08/15/2022	100,000	96,250
Alibaba Group Holding
2.500%, 11/28/2019 (a)	250,000	250,359
Amkor Technology, Inc.
6.375%, 10/01/2022	125,000	129,375
Arrow Electronics, Inc.
3.000%, 03/01/2018	100,000	102,666
Baidu, Inc.
2.250%, 11/28/2017	250,000	252,633
BMC Software, Inc.
7.250%, 06/01/2018	135,000	130,950
Dell, Inc.
5.650%, 04/15/2018	75,000	80,344
Fiserv, Inc.
3.500%, 10/01/2022	200,000	206,410
Intel Corp.
1.350%, 12/15/2017	150,000	150,856

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Information Technology – 2.9% (Continued)
Iron Mountain, Inc.
5.750%, 08/15/2024	$88,000	$89,430
Juniper Networks, Inc.
3.300%, 06/15/2020	250,000	253,287
Oracle Corp.
2.250%, 10/08/2019	200,000	204,081
2.500%, 10/15/2022	100,000	100,176
Sensata Technologies
5.625%, 11/01/2024 (a)	80,000	85,500
		2,132,317

Materials – 3.2%
Agrium, Inc.
3.150%, 10/01/2022	115,000	115,502
Airgas, Inc.
3.250%, 10/01/2015	200,000	202,166
AK Steel Corp.
7.625%, 05/15/2020	145,000	125,425
Aleris International, Inc.
7.875%, 11/01/2020	75,000	76,688
ArcelorMittal
7.000%, 02/25/2022	100,000	110,000
Ashland, Inc.
3.875%, 04/15/2018	95,000	97,731
Cascades, Inc.
7.875%, 01/15/2020	56,000	58,345
Codelco
4.500%, 08/13/2023 (a)	150,000	161,662
Constellium NV
5.750%, 05/15/2024 (a)	75,000	71,250
Dow Chemical Co.
3.000%, 11/15/2022	150,000	151,542
Hexion U.S. Finance Corp.
6.625%, 04/15/2020	100,000	92,000
Nexeo Solutions Finance Corp.
8.375%, 03/01/2018	75,000	67,313
PPG Industries, Inc.
1.900%, 01/15/2016	200,000	201,737
Rentech Nitrogen Finance Corp.
6.500%, 04/15/2021 (a)	75,000	73,125

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Materials – 3.2% (Continued)
Signode Industrial Group
6.375%, 05/01/2022 (a)	$75,000	$74,906
Sociedad Quimica Y Minera
4.375%, 01/28/2025 (a)	200,000	183,256
Southern Copper Corp.
5.250%, 11/08/2042	275,000	252,051
SunCoke Energy Partners
7.375%, 02/01/2020 (a)	75,000	77,250
Teck Resources Ltd.
4.500%, 01/15/2021	90,000	91,845
United States Steel Corp.
7.500%, 03/15/2022	50,000	50,250
		2,334,044

Telecommunication Services – 2.7%
America Movil
4.375%, 07/16/2042	150,000	150,729
AT&T, Inc.
2.625%, 12/01/2022	200,000	195,113
4.800%, 06/15/2044	150,000	154,212
Cincinnati Bell, Inc.
8.375%, 10/15/2020	125,000	133,594
Discovery Communications, Inc.
3.450%, 03/15/2025	300,000	300,386
Frontier Communications Corp.
9.000%, 08/15/2031	75,000	80,625
Level 3 Financing, Inc.
8.125%, 07/01/2019	75,000	79,219
SES Global Americas Holdings
2.500%, 03/25/2019 (a)	150,000	150,615
Sprint Nextel Corp.
6.000%, 11/15/2022	135,000	128,756
Telefonica Emisiones
5.134%, 04/27/2020	200,000	226,002
Verizon Communications
6.400%, 09/15/2033	75,000	93,774
3.850%, 11/01/2042	150,000	136,820
Windstream Corp.
7.750%, 10/15/2020	125,000	128,594
		1,958,439

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

CORPORATE BONDS – 53.8% (Continued)

Utilities – 2.5%
Ameren Energy Generating Co.
7.000%, 04/15/2018	$25,000	$23,250
American Electric Power Co., Inc.
2.950%, 12/15/2022	250,000	252,500
Colbun
4.500%, 07/10/2024 (a)	200,000	206,504
Electricite de France
2.150%, 01/22/2019 (a)	200,000	202,799
Florida Power Corp.
5.900%, 03/01/2033	100,000	129,102
GDF Suez
2.875%, 10/10/2022 (a)	125,000	126,868
Georgia Power Co.
0.625%, 11/15/2015	250,000	250,101
NextEra Energy Capital Holdings, Inc.
2.700%, 09/15/2019	125,000	128,214
NRG Energy, Inc.
7.875%, 05/15/2021	125,000	135,000
Pacific Gas & Electric Co.
3.250%, 06/15/2023	175,000	181,189
PPL Energy Supply LLC
4.600%, 12/15/2021	152,000	139,640
		1,775,167
Total Corporate Bonds
(Cost $38,969,395)		38,947,006

MUNICIPAL BONDS – 12.4%
Alaska International Airport Revenue
Series B
5.000%, 10/01/2028	200,000	200,660
Atlanta, Georgia Water & Wastewater Revenue
5.000%, 11/01/2026	150,000	184,272
Cape Girardeau County, Missouri School District 2
4.000%, 04/01/2026	500,000	551,460
Chicago, Illinois Board of Education
Series B
5.000%, 12/01/2018	400,000	432,868

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

MUNICIPAL BONDS – 12.4% (Continued)
Chicago, Illinois O’Hare International Airport Revenue
Series 2003, C-2
5.250%, 01/01/2030	$420,000	$421,416
5.250%, 01/01/2034	1,210,000	1,213,678
Detroit, Michigan Water Supply System Revenue
Series B
5.500%, 07/01/2035	185,000	203,398
Erie, Pennsylvania Water Authority
4.000%, 12/01/2026	200,000	218,944
Gulfport, Mississippi Memorial Hospital Revenue
Series A
5.750%, 07/01/2031	85,000	85,247
Harris County, Texas Municipal Utility District #165
5.000%, 03/01/2030	300,000	344,997
Illinois Sports Facilities Authority
5.000%, 06/15/2022	175,000	202,535
Johnson City, Tennessee Health & Educational
Facilities Board Hospital Revenue
Series 2000 B
5.125%, 07/01/2025	135,000	135,316
Kankakee, Illinois
4.000%, 01/01/2025	250,000	270,743
Macon & DeWitt Counties Illinois Community United School District #2
4.500%, 10/01/2020	545,000	586,698
Maine Housing Authority Mortgage Revenue
Series A1
3.050%, 11/15/2025	250,000	248,425
Marshall, Michigan Public School District
4.000%, 11/01/2027	260,000	282,682
Minneapolis, Minnesota Health Care Systems Revenue
Series B
5.000%, 05/15/2021	50,000	50,129
Minnesota Housing Finance Agency
Series C
3.200%, 01/01/2025	250,000	251,988
New Jersey Transportation Trust Fund Authority
Series D
5.000%, 12/15/2023	635,000	730,015
New York State Energy Research & Development Authority Revenue
Series A
5.150%, 11/01/2025	125,000	126,730

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

MUNICIPAL BONDS – 12.4% (Continued)
New York State Housing Finance Agency
Series B
3.950%, 11/01/2034	$500,000	$515,510
Niagara, New York Frontier Transportation Authority
Series A
5.000%, 04/01/2023	250,000	291,098
Oak Creek, Wisconsin
Series A
4.000%, 06/01/2026	300,000	342,726
Ohio State Water Development Authority Revenue
Series B
2.200%, 06/01/2033^	150,000	151,602
Oregon State Housing & Community Services Department Revenue
Series A
4.050%, 01/01/2020	95,000	103,846
Taft, California Public Financing Authority Revenue
6.050%, 01/01/2017	105,000	105,422
Tallahassee, Florida Health Facilities Revenue
6.375%, 12/01/2030	225,000	225,533
Tennessee Housing Development Agency Revenue
Series 1A
4.000%, 07/01/2039	330,000	358,053
Wisconsin State Health & Educational Facilities Authority
Series B
5.125%, 08/15/2030	150,000	156,576
Total Municipal Bonds
(Cost $8,897,985)		8,992,567

MORTGAGE BACKED SECURITIES – 9.0%
Bank of America Commercial Mortgage Trust
Series 2005-6, Class AM
5.331%, 09/10/2047^	95,000	97,048
Series 2007-4, Class AM
6.011%, 02/10/2051^	256,000	278,480
Series 2008-1, Class AM
6.473%, 02/10/2051^	250,000	276,830
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class AM
5.449%, 12/11/2040	150,000	153,550
Series 2006-PW13, Class AM
5.582%, 09/11/2041	102,000	107,300

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

MORTGAGE BACKED SECURITIES – 9.0% (Continued)
CD Commercial Mortgage Trust
Series 2005-CD1, Class AM
5.225%, 07/15/2044^	$80,000	$81,261
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4
4.023%, 03/12/2047	500,000	551,750
Commercial Mortgage Trust
Series 2014-UBS5, Class A4
3.838%, 09/10/2047	750,000	814,590
Credit Suisse Mortgage Trust
Series 2006-C1, Class AJ
5.469%, 02/15/2039^	300,000	310,194
CS First Boston Commercial Mortgage Trust
Series 2003-29, Class 2A3
5.500%, 12/25/2033	89,670	92,465
Greenpoint Mortgage
Series 2003-1, Class A1
2.784%, 10/25/2033^	402,782	397,946
GS Mortgage Securities Trust
Series 2006-GG8, Class AM
5.591%, 11/10/2039	150,000	158,625
Series 2011-GC5, Class A4
3.707%, 08/10/2044	569,000	615,352
Series 2007-GG10, Class A4
5.989%, 08/10/2045^	269,634	291,425
Series 2014-GC18, Class A4
4.074%, 01/10/2047	500,000	552,431
JPMorgan Chase Commercial Mortgage Securities
Series 2005-LDP4, Class AM
4.999%, 10/15/2042	140,000	141,158
Master Asset Securitization Trust
Series 2003-4, Class 1A1
5.750%, 05/25/2033	307,073	311,886
Morgan Stanley Capital I Trust
Series 2007-T27, Class AM
5.827%, 06/11/2042^	150,000	161,046
Morgan Stanley Mortgage Trust
Series 35
0.801%, 05/20/2021^	37,058	37,159

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

MORTGAGE BACKED SECURITIES – 9.0% (Continued)
Residential Funding Mortgage Security I
Series 2004-S3, Class A1
4.750%, 03/25/2019	$152,527	$155,916
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class AJ
5.532%, 08/15/2039^	160,000	162,035
UBS – Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.091%, 08/10/2049	500,000	520,822
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, Class AMFX
5.179%, 07/15/2042	120,000	120,945
Series 2005-C21, Class AM
5.272%, 10/17/2044^	173,000	175,574
Total Mortgage Backed Securities
(Cost $6,563,689)		6,565,788

U.S. GOVERNMENT & AGENCY SECURITIES – 9.0%
Federal Home Loan Mortgage Association
Series K-712, Class X1
1.389%, 11/25/2019^ (b)	1,225,424	63,902
Series 293, Class IO
4.000%, 11/15/2032 (b)	1,680,242	280,727
Series 3293, Class MP
5.500%, 03/15/2037	200,966	226,277
Federal Home Loan Mortgage Corporation Pool
6.000%, 08/01/2022, #J05364	290,741	316,487
5.000%, 01/01/2024, #C90779	203,308	225,210
2.500%, 08/01/2032, #C91531	298,264	300,993
3.000%, 10/01/2032, #D99625	208,944	216,961
4.000%, 10/01/2040, #G06061	393,579	424,135
4.000%, 08/01/2042, #Q10153	405,760	436,993
Federal National Mortgage Association
Series 2013-M3, Class X1
4.192%, 02/25/2016^ (b)	535,042	6,307
Series 2013-M4, Class X1
4.087%, 02/25/2018^ (b)	353,103	30,778
Series 2012-M8, Class X1
2.263%, 12/25/2019^ (b)	1,365,255	83,350
Series 2012-M3, Class X1
0.442%, 01/25/2022^ (b)	3,303,503	60,411

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par	Value

U.S. GOVERNMENT & AGENCY SECURITIES – 9.0% (Continued)
Federal Home Loan Mortgage Association (Continued)
Series 2012-M2, Class X
0.902%, 02/25/2022^ (b)	$1,499,356	$63,449
Series 2012-34, Class PC
5.500%, 01/25/2032	115,146	126,411
Series 2012-90, Class DA
1.500%, 03/25/2042	144,118	140,817
Federal National Mortgage Association Pool
4.066%, 07/01/2020, #465491	288,299	317,828
2.500%, 06/01/2023, #AB9602	316,595	328,371
5.170%, 06/01/2028, #468516	238,468	274,187
4.500%, 06/01/2034, #MA1976	369,450	406,880
6.500%, 12/01/2036, #888112	82,723	98,104
5.500%, 05/01/2037, #916933	101,724	116,098
4.500%, 04/01/2039, #930922	410,423	452,127
4.500%, 04/01/2041, #AH9719	277,492	304,133
4.500%, 04/01/2041, #AL0215	108,384	118,813
Government National Mortgage Association
Series 2008-51, Class AY
5.500%, 06/16/2023	325,152	364,852
Series 2013-144, Class UI
4.500%, 10/16/2028 (b)	1,521,161	155,355
Series 2011-27, Class B
3.000%, 09/16/2034	150,000	153,464
Series 2011-6, Class AC
2.850%, 12/16/2037	111,074	111,488
Series 2012-109, Class AB
1.388%, 09/16/2044	92,471	90,753
Government National Mortgage Association Pool
4.500%, 11/20/2033, #003470	204,406	224,043
Total U.S. Government & Agency Securities
(Cost $6,431,839)		6,519,704

See Notes to the Financial Statements

Great Lakes Bond Fund

Schedule of Investments – Continued
March 31, 2015

Description	Par/Shares	Value

U.S. TREASURY SECURITIES – 7.5%
U.S. Treasury Bonds
3.500%, 02/15/2039	$1,500,000	$1,776,562
2.875%, 05/15/2043	1,750,000	1,864,844
U.S. Treasury Notes
1.750%, 07/31/2015	500,000	502,812
1.625%, 08/15/2022	250,000	248,008
2.250%, 11/15/2024	1,000,000	1,028,125
Total U.S. Treasury Securities
(Cost $5,092,797)		5,420,351

EXCHANGE TRADED FUNDS – 4.9%
iShares Barclays 1-3 Year Credit Bond Fund	3,372	355,847
iShares Barclays CMBS Bond Fund	2,823	147,248
iShares iBoxx $ High Yield Corporate Bond Fund	4,250	385,093
iShares iBoxx Investment Grade Corporate Bond Fund	10,489	1,276,616
iShares MBS Bond Fund	3,700	408,258
iShares National AMT-Free Muni Bond Fund	8,940	988,764
Total Exchange Traded Funds
(Cost $3,522,687)		3,561,826

SHORT-TERM INVESTMENT – 3.3%
First American Government Obligations Fund – Class Z, 0.01% (c)
Total Short-Term Investment
(Cost $2,361,562)	2,361,562	2,361,562
Total Investments – 99.9%
(Cost $71,839,954)		72,368,804
Other Assets and Liabilities, Net – 0.1%		64,925
Total Net Assets – 100.0%		$72,433,729

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2015 the market value of these investments were $7,834,524, or 10.8% of total net assets.

^	Variable rate security – The rate shown is the rate in effect as of March 31, 2015.
(b)	Interest only security.
(c)	The rate shown is the annualized seven-day effective yield as of March 31, 2015.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments
March 31, 2015

Description	Shares	Value

COMMON STOCKS – 98.9%

Consumer Discretionary – 15.8%
Advance Auto Parts, Inc.	1,124	$168,251
Amazon.com, Inc.*	1,786	664,571
AutoZone, Inc.*	1,300	886,808
Darden Restaurants, Inc.	11,280	782,155
Delphi Automotive	1,900	151,506
DIRECTV*	6,000	510,600
General Motors Co.	32,100	1,203,750
Lowe’s Companies, Inc.	7,800	580,242
Macy’s, Inc.	11,100	720,501
Omnicom Group, Inc.	3,300	257,334
Target Corp.	4,300	352,901
TripAdvisor, Inc.*	1,900	158,023
TRW Automotive Holdings Corp.*	1,600	167,760
Twenty First Century Fox, Inc. – Class A	22,200	751,248
Urban Outfitters, Inc.*	10,500	479,325
Whirlpool Corp.	1,400	282,884
		8,117,859

Consumer Staples – 11.1%
Altria Group, Inc.	31,350	1,568,127
Archer-Daniels-Midland Co.	9,460	448,404
Bunge Ltd.	5,786	476,535
ConAgra Foods, Inc.	19,000	694,070
Dr. Pepper Snapple Group, Inc.	1,800	141,264
Kroger Co.	20,375	1,561,948
Tyson Foods, Inc. – Class A	12,000	459,600
Wal-Mart Stores, Inc.	3,880	319,130
		5,669,078

Energy – 7.6%
Baker Hughes, Inc.	4,800	305,184
Devon Energy Corp.	1,900	114,589
EOG Resources, Inc.	8,900	816,041
Exxon Mobil Corp.	11,600	986,000
Marathon Petroleum Corp.	3,300	337,887
Phillips 66	14,750	1,159,350
Tesoro Corp.	2,000	182,580
		3,901,631

Financials – 13.6%
ACE Ltd.	2,700	301,023
Allstate Corp.	3,600	256,212

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2015

Description	Shares	Value

COMMON STOCKS – 98.9% (Continued)

Financials – 13.6% (Continued)
AvalonBay Communities, Inc. – REIT	4,900	$853,825
Bank of America Corp.	28,600	440,154
Berkshire Hathaway, Inc. – Class B*	4,529	653,625
Citigroup, Inc.	5,800	298,816
E*TRADE Financial Corp.*	4,500	128,498
Equity Residential – REIT	3,665	285,357
Markel Corp.*	900	692,064
MetLife, Inc.	23,300	1,177,815
Northern Trust Corp.	2,800	195,020
T. Rowe Price Group, Inc.	6,600	534,468
Travelers Companies, Inc.	10,700	1,156,991
		6,973,868

Health Care – 12.5%
AmerisourceBergen Corp.	8,679	986,542
Anthem, Inc.	8,796	1,358,190
Bristol-Myers Squibb Co.	4,800	309,600
Cardinal Health, Inc.	12,273	1,107,884
Cigna Corp.	1,570	203,221
Express Scripts Holding Co.*	4,800	416,496
Gilead Sciences, Inc.*	4,500	441,585
McKesson Corp.	1,700	384,540
Merck & Co., Inc.	2,200	126,456
Quest Diagnostics, Inc.	10,221	785,484
UnitedHealth Group, Inc.	2,600	307,554
		6,427,552

Industrials – 6.7%
Boeing Co.	9,700	1,455,776
C.H. Robinson Worldwide, Inc.	3,400	248,948
Expeditors International of Washington, Inc.	2,600	125,268
Honeywell International, Inc.	5,900	615,429
Masco Corp.	4,900	130,830
PACCAR, Inc.	6,586	415,840
Southwest Airlines Co.	6,800	301,240
Stanley Black & Decker, Inc.	1,300	123,968
		3,417,299

Information Technology – 19.8%
Apple, Inc.	26,000	3,235,180
Cisco Systems, Inc.	32,900	905,572

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2015

Description	Shares	Value

COMMON STOCKS – 98.9% (Continued)

Information Technology – 19.8% (Continued)
Corning, Inc.	19,100	$433,188
Facebook, Inc. – Class A*	13,996	1,150,681
Intel Corp.	29,593	925,373
Lam Research Corp.	5,100	358,199
Microsoft Corp.	32,322	1,314,051
Oracle Corp.	16,000	690,400
Symantec Corp.	18,800	439,262
Twitter, Inc.*	6,900	345,552
Xerox Corp.	27,200	349,520
		10,146,978

Materials – 2.8%
Dow Chemical Co.	15,200	729,296
LyondellBasell Industries – Class A	4,700	412,660
Mosaic Co.	2,500	115,150
Vulcan Materials Co.	2,000	168,600
		1,425,706

Telecommunication Services – 5.2%
AT&T, Inc.	29,260	955,339
Level 3 Communications, Inc.*	6,600	355,344
Verizon Communications, Inc.	27,800	1,351,914
		2,662,597

Utilities – 3.8%
Entergy Corp.	8,000	619,920
FirstEnergy Corp.	8,600	301,516
PG&E Corp.	16,100	854,427
Public Service Enterprise Group, Inc.	4,200	176,064
		1,951,927
Total Common Stocks
(Cost $46,190,791)		50,694,495

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Schedule of Investments – Continued
March 31, 2015

Description	Shares	Value

CONTINGENT VALUE RIGHTS – 0.0%
Safeway Casa Ley* (a)	12,910	$13,102
Safeway PDC, LLC* (a)	12,910	630
Total Rights
(Cost $0)		13,732

SHORT-TERM INVESTMENT – 0.9%
First American Government Obligations Fund – Class Z, 0.01%^
Total Short-Term Investment
(Cost $455,582)	455,582	455,582
Total Investments – 99.8%
(Cost $46,646,373)		51,163,809
Other Assets and Liabilities, Net – 0.2%		122,872
Total Net Assets – 100.0%		$51,286,681

*	Non-income producing security.
(a)	Security considered illiquid. The security is categorized in Level 3 of the fair value hierarchy. See notes 2 and 3 in the Notes to Financial Statements.
^	Variable rate security – The rate shown is the annualized seven-day effective yield as of March 31, 2015.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments
March 31, 2015

Description	Shares	Value

COMMON STOCKS – 95.8%

Consumer Discretionary – 3.7%
Target Corp.	19,100	$1,567,537

Consumer Staples – 14.5%
Altria Group, Inc.	16,290	814,826
Clorox Co.	3,769	416,060
General Mills, Inc.	18,710	1,058,986
Kimberly-Clark Corp.	8,630	924,359
Kraft Foods Group, Inc.	6,030	525,303
Mondelez International, Inc.	22,861	825,054
PepsiCo, Inc.	8,280	791,734
Philip Morris International, Inc.	11,465	863,658
		6,219,980

Energy – 11.4%
Chevron Corp.	8,035	843,514
ConocoPhillips	6,827	425,049
National Oilwell Varco, Inc.	12,350	617,376
Phillips 66	4,240	333,264
Royal Dutch Shell – ADR	20,135	1,201,053
Schlumberger Ltd.	9,920	827,725
Spectra Energy Corp.	18,450	667,337
		4,915,318

Financials – 18.4%
ACE Ltd.	7,498	835,952
American Express Co.	18,330	1,431,940
Ameriprise Financial, Inc.	8,170	1,068,963
Bank of America Corp.	24,570	378,132
Berkshire Hathaway, Inc. – Class B*	10,300	1,486,496
Citigroup, Inc.	7,720	397,734
Plum Creek Timber Co., Inc. – REIT	14,755	641,105
Prudential Financial, Inc.	10,475	841,247
Wells Fargo & Co.	15,405	838,032
		7,919,601

Health Care – 11.9%
Abbott Laboratories	17,675	818,883
AbbVie, Inc.	10,590	619,939
Aetna, Inc.	14,370	1,530,836
Amgen, Inc.	2,735	437,190
Cigna Corp.	6,935	897,666
Merck & Co., Inc.	14,100	810,468
		5,114,982

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Schedule of Investments – Continued
March 31, 2015

Description	Shares	Value

COMMON STOCKS – 95.8% (Continued)

Industrials – 22.1%
3M Co.	4,990	$823,100
Caterpillar, Inc.	12,070	965,962
Eaton Corp.	17,270	1,173,324
Emerson Electric Co.	18,268	1,034,334
General Electric Co.	50,190	1,245,214
Honeywell International, Inc.	11,900	1,241,289
Lockheed Martin Corp.	6,620	1,343,595
Norfolk Southern Corp.	3,990	410,651
Waste Management, Inc.	22,725	1,232,377
		9,469,846

Information Technology – 7.6%
Accenture – Class A	6,964	652,457
Apple, Inc.	4,925	612,818
Intel Corp.	18,563	580,465
Microsoft Corp.	18,850	766,347
QUALCOMM, Inc.	9,110	631,687
		3,243,774

Materials – 1.6%
Dow Chemical Co.	14,730	706,745

Utilities – 4.6%
AGL Resources, Inc.	13,210	655,877
Duke Energy Corp.	8,050	618,079
Public Service Enterprise Group, Inc.	16,350	685,392
		1,959,348
Total Common Stocks
(Cost $36,414,455)		41,117,131

SHORT-TERM INVESTMENT – 3.8%
First American Government Obligations Fund – Class Z, 0.01%^
Total Short-Term Investment
(Cost $1,628,625)	1,628,625	1,628,625
Total Investments – 99.6%
(Cost $38,043,080)		42,745,756
Other Assets and Liabilities, Net – 0.4%		190,133
Total Net Assets – 100.0%		$42,935,889

*	Non-income producing security.
^	Variable rate security – The rate shown is the annualized seven-day effective yield as of March 31, 2015.
ADR – American Depositary Receipt
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments
March 31, 2015

Description	Shares	Value

COMMON STOCKS – 97.9%

Consumer Discretionary – 22.5%
Apollo Group, Inc. – Class A*	141,630	$2,679,640
DreamWorks Animation SKG, Inc. – Class A*	182,588	4,418,630
Gildan Activewear, Inc. – Class A	94,458	2,788,400
John Wiley & Sons, Inc. – Class A	15,147	926,087
Live Nation Entertainment, Inc.*	128,370	3,238,775
Men’s Wearhouse, Inc.	55,977	2,921,999
Steiner Leisure Ltd.*	25,077	1,188,650
Tupperware Brands Corp.	49,087	3,387,985
		21,550,166

Consumer Staples – 3.0%
Avon Products, Inc.	138,164	1,103,931
Chefs’ Warehouse, Inc.*	80,884	1,814,228
		2,918,159

Energy – 1.1%
Dawson Geophysical Co.*	51,353	219,278
Geospace Technologies Corp.*	50,124	827,547
		1,046,825

Financials – 16.5%
Banco Latinoamericano de Comercio Exterior SA	105,638	3,463,870
BBCN Bancorp, Inc.	163,740	2,369,318
Clifton Bancorp, Inc.	60,876	858,960
Customers Bancorp, Inc.*	62,451	1,521,306
Horace Mann Educators Corp.	73,955	2,529,261
Montpelier Re Holdings Ltd.	78,699	3,025,190
United Fire Group, Inc.	62,629	1,989,723
		15,757,628

Health Care – 8.9%
Bio-Rad Laboratories, Inc. – Class A*	35,352	4,778,883
Luminex Corp.*	120,199	1,923,184
Owens & Minor, Inc.	52,718	1,783,977
		8,486,044

Industrials – 22.5%
Actuant Corp. – Class A	153,886	3,653,254
Babcock & Wilcox Co.	94,719	3,039,533
Graco, Inc.	18,666	1,346,938
Insteel Industries, Inc.	93,448	2,021,280
Kennametal, Inc.	94,935	3,198,360

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Schedule of Investments – Continued
March 31, 2015

Description	Shares	Value

COMMON STOCKS – 97.9% (Continued)

Industrials – 22.5% (Continued)
Lindsay Corp.	38,147	$2,908,709
Tetra Tech, Inc.	76,034	1,826,337
Thermon Group Holdings, Inc.*	61,770	1,486,804
TriMas Corp.*	66,779	2,056,125
		21,537,340

Information Technology – 19.9%
ADTRAN, Inc.	125,340	2,340,098
Checkpoint Systems, Inc.	213,920	2,314,615
Diebold, Inc.	85,383	3,027,681
Knowles Corp.*	72,001	1,387,459
Littelfuse, Inc.	9,681	962,195
Perficient, Inc.*	46,151	954,864
Progress Software Corp.*	34,961	949,890
Rofin-Sinar Technologies, Inc.*	40,240	975,015
ScanSource, Inc.*	85,663	3,482,201
SeaChange International, Inc.*	230,565	1,809,935
WNS Holdings Ltd. – ADR*	35,903	873,161
		19,077,114

Materials – 3.5%
Intrepid Potash, Inc.*	286,897	3,313,660
Total Common Stocks
(Cost $92,619,624)		93,686,936

SHORT-TERM INVESTMENT – 2.6%
First American Government Obligations Fund – Class Z, 0.01%^
Total Short-Term Investment
(Cost $2,460,303)	2,460,303	2,460,303
Total Investments – 100.5%
(Cost $95,079,927)		96,147,239
Other Assets and Liabilities, Net – (0.5)%		(449,225)
Total Net Assets – 100.0%		$95,698,014

*	Non-income producing security.
^	Variable rate security – The rate shown is the annualized seven-day effective yield as of March 31, 2015.
ADR – American Depositary Receipt

See Notes to the Financial Statements

Great Lakes Funds

Statements of Assets and Liabilities
March 31, 2015

				Small Cap
		Disciplined	Large Cap	Opportunity
	Bond Fund	Equity Fund	Value Fund	Fund
ASSETS
Investment securities:
At cost	$71,839,954	$46,646,373	$38,043,080	$95,079,927
At value	$72,368,804	$51,163,809	$42,745,756	$96,147,239
Receivable for investment securities sold	34,860	1,022,440	—	—
Dividends & interest receivable	643,103	67,474	66,380	152,598
Receivable for capital shares sold	331,263	143,268	175,739	297,441
Prepaid expenses & other assets	12,931	15,658	12,724	16,035
Total Assets	73,390,961	52,412,649	43,000,599	96,613,313

LIABILITIES
Dividends payable	137,398	—	—	—
Payable for investment securities purchased	700,624	1,016,182	—	711,050
Payable for capital shares redeemed	43,385	51,358	10,090	82,762
Payable to Adviser, net	15,768	16,273	13,161	48,437
Payable for fund administration & accounting fees	20,506	10,549	10,370	15,025
Payable for compliance fees	1,633	1,633	1,633	1,634
Payable for transfer agent fees & expenses	6,396	5,739	5,480	7,338
Payable for custody fees	1,212	1,447	1,002	4,162
Payable for trustee fees	3,106	3,163	3,184	2,985
Accrued expenses and other liabilities	27,202	19,449	19,090	24,475
Accrued distribution fees	2	175	700	17,431
Total Liabilities	957,232	1,125,968	64,710	915,299
NET ASSETS	$72,433,729	$51,286,681	$42,935,889	$95,698,014

COMPOSITION OF NET ASSETS
Portfolio capital	$72,296,807	$45,580,331	$36,355,739	$90,020,192
Undistributed (distributions in excess of) net investment income	(40,387)	2,989	—	104,113
Accumulated net realized gain (loss) on investments	(351,541)	1,185,925	1,877,474	4,506,397
Net unrealized appreciation of investments	528,850	4,517,436	4,702,676	1,067,312
Total net assets	$72,433,729	$51,286,681	$42,935,889	$95,698,014

Investor Class Shares:
Net Assets	$1,163	$184,726	$723,256	$15,933,473
Shares issued and outstanding(1)	117	12,316	51,171	969,312
Net asset value, offering price, and redemption price per share	$9.95	$15.00	$14.13	$16.44

Institutional Class Shares:
Net Assets	$72,432,566	$51,101,955	$42,212,633	$79,764,541
Shares issued and outstanding(1)	7,300,672	3,421,514	2,991,166	4,791,828
Net asset value, offering price, and redemption price per share	$9.92	$14.94	$14.11	$16.65

(1)	Unlimited shares authorized

See Notes to the Financial Statements

Great Lakes Funds

Statements of Operations
For the Year Ended March 31, 2015

				Small Cap
		Disciplined	Large Cap	Opportunity
	Bond Fund	Equity Fund	Value Fund	Fund
INVESTMENT INCOME:
Interest income	$1,889,374	$64	$91	$273
Dividend income	83,574	866,188	912,583	1,163,993
Less: Foreign taxes withheld	(234)	(263)	(8,078)	(8,609)
Total investment income	1,972,714	865,989	904,596	1,155,657

EXPENSES:
Investment advisory fees (See Note 4)	234,884	254,701	224,098	533,552
Fund administration & accounting fees (See Note 4)	113,506	65,132	62,859	75,851
Transfer agent fees (See Note 4)	36,331	33,053	32,417	51,429
Federal & state registration fees	31,388	30,700	29,482	31,022
Audit & tax fees	22,723	19,926	18,724	19,926
Legal fees	11,502	11,492	11,502	11,500
Trustee fees	10,465	10,407	10,365	10,727
Compliance fees (See Note 4)	9,755	9,755	9,755	9,755
Other expenses	7,560	6,994	7,068	8,661
Postage & printing fees	6,883	5,213	2,733	15,681
Custody fees (See Note 4)	6,686	8,045	5,569	25,000
Distribution fees – Investor Class (See Note 5)	4	464	1,796	43,168
Total expenses	491,687	455,882	416,368	836,272
Add: Fee recoupment (See Note 4)	—	—	—	3,384
Less: Fee waivers (See Note 4)	(109,996)	(94,592)	(97,100)	—
Total net expenses	381,691	361,290	319,268	839,656
NET INVESTMENT INCOME	1,591,023	504,699	585,328	316,001

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investments	33,024	4,067,485	2,241,913	8,558,758
Net change in unrealized appreciation or depreciation
of investments	604,996	264,728	313,127	(7,956,919)
Net realized and unrealized gain on investments	638,020	4,332,213	2,555,040	601,839

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$2,229,043	$4,836,912	$3,140,368	$917,840

See Notes to the Financial Statements

Great Lakes Bond Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2015	March 31, 2014
OPERATIONS:
Net investment income	$1,591,023	$766,757
Net realized gain (loss) on investments	33,024	(288,698)
Net change in unrealized appreciation or depreciation of investments	604,996	(134,478)
Net increase resulting from operations	2,229,043	343,581

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	—	—
Proceeds from reinvestment of distributions	32	26
Payments for shares redeemed	—	(231,675)
Increase (decrease) in net assets from Investor Class transactions	32	(231,649)
Institutional Class:
Proceeds from shares sold	46,847,133	19,815,863
Proceeds from reinvestment of distributions	262,265	51,721
Payments for shares redeemed	(16,236,071)	(5,627,104)
Increase in net assets from Institutional Class transactions	30,873,327	14,240,480
Net increase in net assets from capital share transactions	30,873,359	14,008,831

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(32)	(1,853)
Institutional Class	(1,680,128)	(799,758)
From net realized gains:
Investor Class	—	—
Institutional Class	—	(73)
Total distributions to shareholders	(1,680,160)	(801,684)
TOTAL INCREASE IN NET ASSETS	31,422,242	13,550,728

NET ASSETS:
Beginning of Period	41,011,487	27,460,759
End of Period*	$72,433,729	$41,011,487

* Includes distributions in excess of net investment income of	$(40,387)	$(956)

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Statements of Changes in Net Assets
	For the Year	For the Year
	Ended	Ended
	March 31, 2015	March 31, 2014
OPERATIONS:
Net investment income	$504,699	$405,979
Net realized gain on investments	4,067,485	4,606,403
Net change in unrealized appreciation or depreciation of investments	264,728	821,352
Net increase resulting from operations	4,836,912	5,833,734

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	10	108,713
Proceeds from reinvestment of distributions	18,156	4,072
Payments for shares redeemed	(20,536)	—
Increase (decrease) in net assets from Investor Class transactions	(2,370)	112,785
Institutional Class:
Proceeds from shares sold	24,750,049	10,576,539
Proceeds from reinvestment of distributions	2,463,452	2,527,060
Payments for shares redeemed	(8,279,007)	(6,439,566)
Increase in net assets from Institutional Class transactions	18,934,494	6,664,033
Net increase in net assets from capital share transactions	18,932,124	6,776,818

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(2,080)	(1,032)
Institutional Class	(600,935)	(303,642)
From net realized gains:
Investor Class	(16,574)	(19,802)
Institutional Class	(4,065,515)	(5,627,254)
Total distributions to shareholders	(4,685,104)	(5,951,730)
TOTAL INCREASE IN NET ASSETS	19,083,932	6,658,822
NET ASSETS:
Beginning of Period	32,202,749	25,543,927
End of Period*	$51,286,681	$32,202,749

* Includes undistributed net investment income of	$2,989	$101,305

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2015	March 31, 2014
OPERATIONS:
Net investment income	$585,328	$307,046
Net realized gain on investments	2,241,913	220,298
Net change in unrealized appreciation or depreciation of investments	313,127	3,012,512
Net increase resulting from operations	3,140,368	3,539,856

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	85,686	223,592
Proceeds from reinvestment of distributions	16,457	639
Payments for shares redeemed	(87,436)	(4,877)
Increase in net assets from Investor Class transactions	14,707	219,354
Institutional Class:
Proceeds from shares sold	19,189,927	18,955,266
Proceeds from reinvestment of distributions	374,192	28,888
Payments for shares redeemed	(9,894,702)	(3,790,981)
Increase in net assets from Institutional Class transactions	9,669,417	15,193,173
Net increase in net assets from capital share transactions	9,684,124	15,412,527

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(9,221)	(7,477)
Institutional Class	(590,492)	(310,970)
From net realized gains:
Investor Class	(10,122)	(512)
Institutional Class	(548,601)	(18,227)
Total distributions to shareholders	(1,158,436)	(337,186)
TOTAL INCREASE IN NET ASSETS	11,666,056	18,615,197

NET ASSETS:
Beginning of Period	31,269,833	12,654,636
End of Period*	$42,935,889	$31,269,833

* Includes undistributed (distributions in excess of) net investment income of	$—	$—

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2015	March 31, 2014
OPERATIONS:
Net investment income	$316,001	$174,320
Net realized gain on investments	8,558,758	13,087,348
Net change in unrealized appreciation or depreciation of investments	(7,956,919)	2,635,081
Net increase resulting from operations	917,840	15,896,749

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	334,542	2,269,957
Proceeds from reinvestment of distributions	2,173,989	2,170,462
Payments for shares redeemed	(3,004,569)	(1,508,475)
Increase (decrease) in net assets from Investor Class transactions	(496,038)	2,931,944
Institutional Class:
Proceeds from shares sold	37,070,757	16,501,725
Proceeds from reinvestment of distributions	7,228,372	3,363,402
Payments for shares redeemed	(12,002,783)	(7,546,862)
Increase in net assets from Institutional Class transactions	32,296,346	12,318,265
Net increase in net assets from capital share transactions	31,800,308	15,250,209

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(11,074)	(60,246)
Institutional Class	(225,303)	(289,127)
From net realized gains:
Investor Class	(2,163,809)	(2,230,465)
Institutional Class	(10,184,494)	(6,554,627)
Total distributions to shareholders	(12,584,680)	(9,134,465)
TOTAL INCREASE IN NET ASSETS	20,133,468	22,012,493

NET ASSETS:
Beginning of Period	75,564,546	53,552,053
End of Period*	$95,698,014	$75,564,546

* Includes undistributed net investment income of	$104,113	$23,829

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class

			Period from
	Year Ended	Year Ended	September 28, 2012(1) to
	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of period	$9.84	$9.96	$10.00

Investment operations:
Net investment income	0.24 (2)	0.21 (2)	0.09
Net realized and unrealized gain (loss) on investments	0.16	(0.10)	(0.02)
Total from investment operations	0.40	0.11	0.07

Less distributions from:
Net investment income	(0.29)	(0.23)	(0.10)
Net realized gains	—	—	(0.01)
Total distributions	(0.29)	(0.23)	(0.11)
Net asset value, end of period	$9.95	$9.84	$9.96

Total return	4.07%	1.13%	0.71	%(3)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$1	$1	$242

Ratio of expenses to average net assets:
Before expense reimbursement	1.09%	1.36%	1.73	%(4)
After expense reimbursement	0.90%	0.90%	0.90	%(4)

Ratio of net investment income to average net assets:
After expense reimbursement	2.46%	2.10%	2.02	%(4)

Portfolio Turnover Rate	33%	41%	98	%(3)

(1)	Inception date of the Investor Class.
(2)	Per share amounts calculated using average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Bond Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

			Period from
	Year Ended	Year Ended	September 28, 2012(1) to
	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of period	$9.81	$10.01	$10.00

Investment operations:
Net investment income	0.27 (2)	0.23 (2)	0.11
Net realized and unrealized gain (loss) on investments	0.13	(0.19)	0.02
Total from investment operations	0.40	0.04	0.13

Less distributions from:
Net investment income	(0.29)	(0.24)	(0.11)
Net realized gains	—	—	(0.01)
Total distributions	(0.29)	(0.24)	(0.12)
Net asset value, end of period	$9.92	$9.81	$10.01

Total return	4.08%	0.42%	1.32	%(3)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$72,433	$41,010	$27,219

Ratio of expenses to average net assets:
Before expense reimbursement	0.84%	1.11%	1.48	%(4)
After expense reimbursement	0.65%	0.65%	0.65	%(4)

Ratio of net investment income to average net assets:
After expense reimbursement	2.71%	2.35%	2.27	%(4)

Portfolio Turnover Rate	33%	41%	98	%(3)

(1)	Inception date of the Institutional Class.
(2)	Per share amounts calculated using average shares method.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011
Per Common Share Data

Net asset value,
beginning of period	$14.89	$15.02	$13.86	$13.63	$12.46

Investment operations:
Net investment income	0.15	0.14	0.17	0.17 (2)	0.16 (2)
Net realized and unrealized
gain on investments	1.56	3.31	1.74	0.77	1.50
Total from
investment operations	1.71	3.45	1.91	0.94	1.66

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.15)	(0.24)	(0.16)
Net realized gains	(1.43)	(3.45)	(0.60)	(0.47)	(0.33)
Total distributions	(1.60)	(3.58)	(0.75)	(0.71)	(0.49)
Net asset value, end of period	$15.00	$14.89	$15.02	$13.86	$13.63

Total return	11.69%	23.66%	14.47%	7.73%	13.50%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$185	$185	$75	$68	$52

Ratio of expenses to average net assets:
Before expense reimbursement	1.32%	1.61%	1.39%	1.28%	1.32%
After expense reimbursement	1.10%	0.80%	0.87%	0.90%	0.90%

Ratio of net investment income
to average net assets:
After expense reimbursement	0.94%	1.24%	1.19%	1.33%	1.28%

Portfolio Turnover Rate	95%	95%	103%	106%	125%

(1)	Prior to December 17, 2012, Investor Class shares were known as Class A shares.
(2)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

Great Lakes Disciplined Equity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class(1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011
Per Common Share Data

Net asset value,
beginning of period	$14.83	$14.97	$13.86	$13.67	$12.48

Investment operations:
Net investment income	0.17	0.22	0.04	0.22 (2)	0.21 (2)
Net realized and unrealized
gain on investments	1.58	3.26	1.89	0.77	1.50
Total from
investment operations	1.75	3.48	1.93	0.99	1.71

Less distributions from:
Net investment income	(0.21)	(0.17)	(0.22)	(0.33)	(0.19)
Net realized gains	(1.43)	(3.45)	(0.60)	(0.47)	(0.33)
Total distributions	(1.64)	(3.62)	(0.82)	(0.80)	(0.52)
Net asset value, end of period	$14.94	$14.83	$14.97	$13.86	$13.67

Total return	12.01%	23.97%	14.69%	8.16%	13.87%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$51,102	$32,018	$25,469	$48,233	$45,960

Ratio of expenses to average net assets:
Before expense reimbursement	1.07%	1.36%	1.02%	0.93%	0.95%
After expense reimbursement	0.85%	0.55%	0.55%	0.55%	0.55%

Ratio of net investment income
to average net assets:
After expense reimbursement	1.19%	1.49%	1.69%	1.68%	1.65%

Portfolio Turnover Rate	95%	95%	103%	106%	125%

(1)	Prior to December 17, 2012, Institutional Class Shares were known as Class Y shares.
(2)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class
			Period from
	Year Ended	Year Ended	September 28, 2012(1) to
	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of period	$13.34	$11.36	$10.00

Investment operations:
Net investment income	0.19	0.15	0.08
Net realized and unrealized gain on investments	0.98	2.00	1.35
Total from investment operations	1.17	2.15	1.43

Less distributions from:
Net investment income	(0.18)	(0.16)	(0.07)
Net realized gains	(0.20)	(0.01)	—
Total distributions	(0.38)	(0.17)	(0.07)
Net asset value, end of period	$14.13	$13.34	$11.36

Total return	8.79%	19.01%	14.36	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$723	$667	$362

Ratio of expenses to average net assets:
Before expense reimbursement	1.36%	1.82%	3.23	%(3)
After expense reimbursement	1.10%	1.10%	1.10	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement	1.32%	1.30%	1.62	%(3)

Portfolio Turnover Rate	22%	5%	6	%(2)

(1)	Inception date of the Investor Class.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Large Cap Value Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class

			Period from
	Year Ended	Year Ended	September 28, 2012(1) to
	March 31, 2015	March 31, 2014	March 31, 2013
Per Common Share Data

Net asset value, beginning of period	$13.32	$11.34	$10.00

Investment operations:
Net investment income	0.21	0.18	0.08
Net realized and unrealized gain on investments	1.00	2.00	1.34
Total from investment operations	1.21	2.18	1.42

Less distributions from:
Net investment income	(0.22)	(0.19)	(0.08)
Net realized gains	(0.20)	(0.01)	—
Total distributions	(0.42)	(0.20)	(0.08)
Net asset value, end of period	$14.11	$13.32	$11.34

Total return	9.08%	19.32%	14.28	%(2)

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$42,213	$30,603	$12,293

Ratio of expenses to average net assets:
Before expense reimbursement	1.11%	1.57%	2.98	%(3)
After expense reimbursement	0.85%	0.85%	0.85	%(3)

Ratio of net investment income to average net assets:
After expense reimbursement	1.57%	1.55%	1.87	%(3)

Portfolio Turnover Rate	22%	5%	6	%(2)

(1)	Inception date of the Institutional Class.
(2)	Not annualized.
(3)	Annualized.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Investor Class(1)

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012		March 31, 2011
Per Common Share Data

Net asset value,
beginning of period	$18.74	$16.74	$15.68	$18.41		$15.27

Investment operations:
Net investment income (loss)	0.03	0.01	0.04	(0.03	)(2)	0.07 (2)
Net realized and unrealized
gain on investments	0.13	4.63	1.92	0.04		4.29
Total from
investment operations	0.16	4.64	1.96	0.01		4.36

Less distributions from:
Net investment income	(0.01)	(0.07)	—	(0.02)		(0.03)
Net realized gains	(2.45)	(2.57)	(0.90)	(2.72)		(1.19)
Total distributions	(2.46)	(2.64)	(0.90)	(2.74)		(1.22)
Net asset value, end of period	$16.44	$18.74	$16.74	$15.68		$18.41

Total return	0.74%	28.26%	13.37%	2.87%		29.36%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$15,933	$18,469	$13,817	$13,396		$13,951

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	1.14%	1.23%	1.30%	1.30%		1.35%
After expense
reimbursement/recoupment	1.15%	1.24%	1.24%	1.24%		1.24%

Ratio of net investment income (loss)
to average net assets:
After expense
reimbursement/recoupment	0.15%	0.09%	0.28%	(0.16)%		0.45%

Portfolio Turnover Rate	102%	86%	97%	126%		136%

(1)	Prior to December 17, 2012, Investor Class shares were known as Class A shares.
(2)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

Great Lakes Small Cap Opportunity Fund

Financial Highlights

For a Fund share outstanding throughout the period

Institutional Class(1)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2012	March 31, 2011
Per Common Share Data

Net asset value,
beginning of period	$18.95	$16.89	$15.78	$18.51	$15.34

Investment operations:
Net investment income	0.06	0.06	0.08	0.01 (2)	0.13 (2)
Net realized and unrealized
gain on investments	0.14	4.69	1.93	0.05	4.30
Total from
investment operations	0.20	4.75	2.01	0.06	4.43

Less distributions from:
Net investment income	(0.05)	(0.12)	—	(0.07)	(0.07)
Net realized gains	(2.45)	(2.57)	(0.90)	(2.72)	(1.19)
Total distributions	(2.50)	(2.69)	(0.90)	(2.79)	(1.26)
Net asset value, end of period	$16.65	$18.95	$16.89	$15.78	$18.51

Total return	1.01%	28.65%	13.60%	3.15%	29.69%

Supplemental Data and Ratios
Net assets, at end of period (000’s)	$79,765	$57,096	$39,735	$35,233	$33,412

Ratio of expenses to average net assets:
Before expense
reimbursement/recoupment	0.89%	0.98%	1.05%	1.05%	1.10%
After expense
reimbursement/recoupment	0.90%	0.99%	0.99%	0.99%	0.99%

Ratio of net investment income (loss)
to average net assets:
After expense
reimbursement/recoupment	0.40%	0.34%	0.53%	0.09%	0.81%

Portfolio Turnover Rate	102%	86%	97%	126%	136%

(1)	Prior to December 17, 2012, Institutional Class shares were known as Class I shares.
(2)	Per share amounts calculated using the average shares method.

See Notes to the Financial Statements

Great Lakes Funds

Notes to the Financial Statements
March 31, 2015

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Great Lakes Bond Fund (“Bond Fund”), Great Lakes Large Cap Value Fund (“Large Cap Value Fund”), Great Lakes Disciplined Equity Fund (“Disciplined Equity Fund”), and Great Lakes Small Cap Opportunity Fund (“Small Cap Opportunity Fund”) (each a “Fund” and collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust. The investment objective of each Fund is total return.  Additionally, the Bond Fund has an emphasis on current income.  The Bond Fund and Large Cap Value Fund commenced operations on September 28, 2012.  The Disciplined Equity Fund commenced operations on June 1, 2009, and the Small Cap Opportunity Fund commenced operations on December 5, 2008.  The Funds currently offer two classes of shares, the Investor Class and the Institutional Class.  Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class.  The Funds may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Funds. Therefore, no federal income tax provision is required. As of and during the year ended March 31, 2015, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended March 31, 2015 the Funds did not incur any interest or penalties. Generally, tax authorities can examine all the tax returns filed for the last three years.

Security Transactions and Investment Income – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Bond Fund will declare daily and pay monthly distributions of net investment income. The Large Cap Value Fund and the Disciplined Equity Fund will make distributions, if any, of net investment income quarterly. The Small Cap Opportunity Fund will make distributions, if any, of net investment income annually. The Funds will also distribute net capital gains, if any, at least annually, typically during the month of December. The Funds may make additional distributions if deemed to be desirable any time during the year.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2015

federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended March 31, 2015, the following reclassifications were made:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gains	Paid-in Capital
Bond Fund	49,706	(49,706)	—
Disciplined Equity Fund	—	—	—
Large Cap Value Fund	14,385	(14,385)	—
Small Cap Opportunity Fund	660	(659)	(1)

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund.  Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Funds will not hold more than 15% of the value of its net assets in illiquid securities.  At March 31, 2015, the Disciplined Equity Fund had investments in illiquid securities with a total value of $13,732 or 0.0% of total net assets.

Information concerning illiquid securities is as follows:

Disciplined Equity Fund
		Dates	Cost
Security	Shares	Acquired	Basis
Safeway Casa Ley	12,910	1/15	$—
Safeway PDC, LLC	12,910	1/15	—

The Bond Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not have any investments in illiquid securities at March 31, 2015.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2015

3.  SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2015

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2015:

Bond Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$38,947,006	$—	$38,947,006
Municipal Bonds	—	8,992,567	—	8,992,567
Mortgage Backed Securities	—	6,565,788	—	6,565,788
U.S. Government & Agency Securities	—	6,519,704	—	6,519,704
U.S. Treasury Securities	—	5,420,351	—	5,420,351
Exchange Traded Funds	3,561,826	—	—	3,561,826
Short-Term Investment	2,361,562	—	—	2,361,562
Total Investments in Securities	$5,923,388	$66,445,416	$—	$72,368,804

Disciplined Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$50,694,495	$—	$—	$50,694,495
Contingent Value Rights	—	—	13,732	13,732
Short-Term Investment	455,582	—	—	455,582
Total Investments in Securities	$51,150,077	$—	$13,732	$51,163,809

Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$41,117,131	$—	$—	$41,117,131
Short-Term Investment	1,628,625	—	—	1,628,625
Total Investments in Securities	$42,745,756	$—	$—	$42,745,756

Small Cap Opportunity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$93,686,936	$—	$—	$93,686,936
Short-Term Investment	2,460,303	—	—	2,460,303
Total Investments in Securities	$96,147,239	$—	$—	$96,147,239

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2015

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments
Disciplined Equity Fund	in Securities
Balance as of 3/31/2014	$—
Accrued discounts/ premiums	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into and/or out of Level 3	13,732
Balance as of 3/31/2015	$13,732
Net unrealized appreciation of Level 3 Securities as of March 31, 2015	$13,732

Transfers between levels are recognized at the end of the reporting period.  During the year ended March 31, 2015, the Funds recognized no transfers to/from Level 1 or Level 2.  The Bond Fund, Large Cap Value Fund and Small Cap Opportunity Fund did not invest in any Level 3 investments during the year.  The Disciplined Equity Fund received contingent value rights, which are valued as a Level 3 security, as a result of their ownership of Safeway common stock.  Refer to the Schedule of Investments for further information on the industry classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Great Lakes Advisors, LLC (“the Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Bond Fund	0.40%
Disciplined Equity Fund	0.60%
Large Cap Value Fund	0.60%
Small Cap Opportunity Fund	0.60%

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage, interest, taxes, and extraordinary expenses) do not exceed the following:

Fund	Investor Class	Institutional Class
Bond Fund	0.90%	0.65%
Disciplined Equity Fund	1.10%	0.85%
Large Cap Value Fund	1.10%	0.85%
Small Cap Opportunity Fund	1.24%	0.99%

Waived and/or expense reimbursements are subject to possible recoupment from the Funds within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least May 31, 2016.  During the year ended March 31, 2015, the Adviser did not recoup any of the previously waived

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2015

fees for the Bond Fund, Disciplined Equity Fund and the Large Cap Value Fund.  During the year ended March 31, 2015, the Adviser was able to recoup expenses of $3,384 in the Small Cap Opportunity Fund.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Fund	3/31/2016	3/31/2017	3/31/2018
Bond Fund	$98,055	$148,748	$109,996
Disciplined Equity Fund	79,361	222,485	94,592
Large Cap Value Fund	95,840	142,283	97,100
Small Cap Opportunity Fund	—	—	—

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended March 31, 2015 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended March 31, 2015, the Funds’ Investor Classes incurred the following expenses pursuant to the Plan:

Fund	Amount
Bond Fund	$4
Disciplined Equity Fund	464
Large Cap Value Fund	1,796
Small Cap Opportunity Fund	43,168

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2015

6.  CAPITAL SHARE TRANSACTIONS

	Bond Fund		Disciplined Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2015	March 31, 2014	March 31, 2015	March 31, 2014
Investor Class:
Shares sold	—	—	1	7,175
Shares issued in reinvestment
of distributions	3	3	1,224	278
Shares redeemed	—	(24,211)	(1,342)	—
Net increase (decrease)	3	(24,208)	(117)	7,453
Institutional Class:
Shares sold	4,736,862	2,028,792	1,642,110	689,614
Shares issued in reinvestment
of distributions	26,485	5,299	166,550	173,428
Shares redeemed	(1,641,434)	(575,690)	(545,521)	(406,186)
Net increase	3,121,913	1,458,401	1,263,139	456,856
Net increase
in capital shares	3,121,916	1,434,193	1,263,022	464,309

	Large Cap Value Fund		Small Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2015	March 31, 2014	March 31, 2015	March 31, 2014
Investor Class:
Shares sold	6,381	18,496	18,807	120,540
Shares issued in reinvestment
of distributions	1,151	49	131,042	119,650
Shares redeemed	(6,373)	(383)	(165,867)	(80,471)
Net increase (decrease)	1,159	18,162	(16,018)	159,719
Institutional Class:
Shares sold	1,378,346	1,508,170	2,021,455	879,920
Shares issued in reinvestment
of distributions	26,203	2,263	430,516	183,592
Shares redeemed	(711,456)	(296,389)	(673,860)	(402,736)
Net increase	693,093	1,214,044	1,778,111	660,776
Net increase in capital shares	694,252	1,232,206	1,762,093	820,495

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended March 31, 2015, were as follows:

	U.S. Government Securities		Other
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$7,965,010	$3,362,077	$40,843,398	$15,555,561
Disciplined Equity Fund	—	—	55,148,593	39,230,197
Large Cap Value Fund	—	—	16,286,031	7,713,125
Small Cap Opportunity Fund	—	—	108,000,106	85,724,452

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2015

8.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2015, were as follows:

	Aggregate Gross	Aggregate Gross	Net	Federal Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Bond Fund	$1,603,511	$(1,084,158)	$519,353	$71,849,451
Disciplined Equity Fund	5,727,280	(1,225,346)	4,501,934	46,661,875
Large Cap Value Fund	6,023,302	(1,328,934)	4,694,368	38,051,388
Small Cap Opportunity Fund	6,159,563	(5,133,738)	1,025,825	95,121,414

At March 31, 2015, the Fund’s most recently completed fiscal year end, the components of accumulated earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Other	Total
	Ordinary	Long Term	Accumulated	Unrealized	Temporary	Accumulated
Fund	Income	Capital Gains	(Losses)	Appreciation	Differences	Earnings
Bond Fund	$97,011	$—	$(479,442)	$519,353	$—	$136,922
Disciplined Equity Fund	182,095	1,022,321	—	4,501,934	—	5,706,350
Large Cap Value Fund	187,683	1,698,099	—	4,694,368	—	6,580,150
Small Cap
Opportunity Fund	2,964,574	1,687,423	—	1,025,825	—	5,677,822

As of March 31, 2015, the Bond Fund had $20,175 in long-term capital loss carryovers, which will be permitted to be carried over for an unlimited period.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2015, the Bond Fund plans to defer on a tax basis, short-term post-October capital losses of $321,869. No other Funds plan to defer late year losses.

The tax character of distributions paid during the year ended March 31, 2015 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$1,680,160	$—	$1,680,160
Disciplined Equity Fund	1,975,735	2,709,369	4,685,104
Large Cap Value Fund	603,252	555,184	1,158,436
Small Cap Opportunity Fund	6,262,141	6,322,539	12,584,680

Great Lakes Funds

Notes to the Financial Statements – Continued
March 31, 2015

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

Fund	Ordinary Income*	Long Term Capital Gains**	Total
Bond Fund	$801,629	$55	$801,684
Disciplined Equity Fund	2,515,175	3,436,555	5,951,730
Large Cap Value Fund	322,701	14,485	337,186
Small Cap Opportunity Fund	4,339,706	4,794,759	9,134,465

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

**
The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(C), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax years ended March 31, 2015 and March 31, 2014.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions that have occurred through the date the financial statements were issued, that merit recognition or disclosure in the financial statements.  There were no items requiring adjustment of the financial statements or additional disclosure.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2015, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Bond Fund	Lafoba & Co.	80.1%
Disciplined Equity Fund	Lafoba & Co.	46.9%
Large Cap Value Fund	Lafoba & Co.	57.5%
Small Cap Opportunity Fund	First Clearing FBO	49.2%
	Lafoba & Co.	30.4%

Great Lakes Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Great Lakes Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, Great Lakes Large Cap Value Fund and Great Lakes Small Cap Opportunity Fund, each a series of the Managed Portfolio Series Trust (collectively, the Funds) as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods subsequent to March 31, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Great Lakes Disciplined Equity Fund and Great Lakes Small Cap Opportunity Fund presented herein for the years ending March 31, 2012 and prior were audited by another independent registered public accounting firm whose report dated May 30, 2012 expressed an unqualified opinion on those financial statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Managed Portfolio Series Trust at March 31, 2015, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods subsequent to March 31, 2012, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
May 28, 2015

Great Lakes Funds

Additional Information (Unaudited)
March 31, 2015

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – GREAT LAKES ADVISORS, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Great Lakes Advisors, LLC (“Great Lakes”) regarding the Great Lakes Bond Fund, the Great Lakes Large Cap Value Fund, the Great Lakes Disciplined Equity Fund and the Great Lakes Small Cap Opportunity Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from Great Lakes and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for their consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Great Lakes with respect to each Fund; (2) the cost of the services provided and the profits realized by Great Lakes from services rendered to the Trust with respect to each Fund; (3) comparative fee and expense data for each Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as each Fund grows, and whether the advisory fee for that Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Great Lakes resulting from services rendered to the Funds.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Great Lakes, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Great Lakes set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Great Lakes performs, the investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Great Lakes provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include but are not limited to the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions that Great Lakes effects on behalf of the Funds; and (5) selecting broker-dealers to execute orders on behalf of the Funds.  The Trustees noted Great Lakes’ capi-

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2015

talization and the fact that it is a wholly-owned subsidiary of Wintrust Financial Corporation, a financial services holding company based in Rosemont, Illinois with assets exceeding $18 billion.  The Trustees also considered Great Lakes’ significant level of assets under management and each Fund’s investment performance, as of December 31, 2014, compared to the performance of its respective benchmark and to the composite of accounts that Great Lakes manages utilizing similar investment strategies.  With respect to performance since inception, the Trustees noted that the Great Lakes Bond Fund, Great Lakes Disciplined Equity Fund, and Great Lakes Small Cap Opportunity Fund each outperformed its respective benchmark.  The Trustees also noted the Funds that reached three years of performance history and have exceeded their respective benchmarks over that period. The Trustees observed that the Great Lakes Large Cap Value Fund underperformed its benchmark since inception, but noted that the Fund had achieved positive returns over the course of its limited operations and exceeded its benchmark during certain quarters, and further noted that it is difficult to make meaningful comparisons with short-term results.  The Trustees also observed that each Fund’s performance was consistent with the performance of its respective composite over all relevant time periods. The Trustees then considered the investment philosophy of each Fund’s portfolio managers and noted their extensive experience managing assets with similar investment objectives.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Great Lakes provides to each of the Funds under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that each Fund pays to Great Lakes under the Investment Advisory Agreement, as well as Great Lakes’ profitability from services that it rendered to each Fund during the 12 month period ended June 30, 2014. In that regard, the Trustees noted that Great Lakes subsidizes the costs of all shareholder (other than transfer agency fees) and distribution services rendered to the Funds which exceed the projected Rule 12b-1 fees payable by the Funds.  The Trustees noted that the management fees Great Lakes charges to the Funds are generally higher than the fees it charges respectively to separately managed accounts with similar investment strategies and similar asset levels, except that the Great Lakes Small Cap Opportunity Fund pays a lower advisory fee than its corresponding separately managed accounts. The Trustees further noted that Great Lakes has additional responsibilities with respect to the Funds, including more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, additional compliance obligations, and preparation of Board and shareholder materials, that would justify the higher fees.  The Trustees also noted that Great Lakes had contractually agreed to reduce its management fees and, if necessary, reimburse each Fund for operating expenses, as specified in the Funds’ prospectus.  The Trustees concluded that Great Lakes’ service relationship has not been profitable with respect to each Fund.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that:

•
The Great Lakes Bond Fund’s management fee was slightly lower than the average and median management fees of funds comprising the benchmark category. After fee waivers and expense reimbursements, the total expenses of the Fund’s Institutional Class shares were equal to, and the Investor Class shares were higher than, the average and median total expenses of funds comprising the benchmark category;

•
The Great Lakes Large Cap Value Fund’s management fee was lower than the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements, the total expenses of the Fund’s Institutional Class shares were lower than, and the Investor Class shares were higher than, the average and median total expenses of funds comprising the benchmark category;

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2015

•
The Great Lakes Disciplined Equity Fund’s management fee was lower than the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements, the total expenses of the Fund’s Institutional Class shares were lower than, and the Investor Class shares were higher than, the average total expenses of funds comprising the benchmark category.; and

•
The Great Lakes Small Cap Opportunity Fund’s management fee was significantly lower than the average and median management fees of funds comprising the benchmark category.  After fee waivers and expense reimbursements, the total expenses of the Fund’s Institutional Class shares were lower than, and the Investor Class shares were slightly higher than, the average total expenses of funds comprising the benchmark category.

The Trustees also considered that the average net assets of funds comprising the benchmark category for each Fund were significantly higher than the assets of that Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Great Lakes’ advisory fees continue to be reasonable.

Economies of Scale.  The Trustees considered whether the Funds would benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees took into account the fact that Great Lakes had agreed to consider breakpoints in the future in response to asset growth in each of the Great Lakes Bond Fund, the Great Lakes Large Cap Value Fund, the Great Lakes Disciplined Equity Fund, but had expressed reservation about doing so for the Great Lakes Small Cap Opportunity Fund because of concerns about potential capacity constraints associated with its strategy of investing in small cap stocks. The Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.

Other Benefits.  The Trustees considered the extent to which Great Lakes utilizes soft dollar arrangements with respect to portfolio transactions, and noted that affiliated brokers are not used to execute the portfolio transactions of the Funds.  While the Trustees noted that Rule 12b-1 fees may be paid to Great Lakes and its affiliates as compensation for shareholder and distribution services performed on behalf of the Funds, the Trustees observed that distribution expenses that Great Lakes and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Funds.  The Trustees concluded that Great Lakes will not receive any additional financial benefits from services rendered to the Funds.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2015

TRUSTEES AND OFFICERS

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name,	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Address and Age	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years

Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite	26	Partner, Locke Lord LLP (a law firm)	Director, WellCare
615 E. Michigan St.		Term; Since		(2011-Present); Partner, Cooley LLP	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		(a law firm) (2007-2011); Commissioner,	(2013-Present);
Age: 66				U.S. Securities and Exchange Commission	Director, Regional
				(2002-2007).	Management Corp.
(2012-Present).

David A. Massart	Trustee and	Indefinite	26	Co-Founder and Chief Investment	Independent Trustee
615 E. Michigan St.	Valuation	Term; Since		Strategist, Next Generation Wealth	ETF Series Solutions
Milwaukee, WI 53202	Committee	April 2011		Management, Inc. (2005-Present).	(8 Portfolios)
Age: 47	Chairman				(2012-Present).

Leonard M. Rush, CPA	Trustee and	Indefinite	26	Chief Financial Officer, Robert W. Baird	Independent Trustee
615 E. Michigan St.	Audit	Term; Since		& Co. Incorporated (2000-2011).	ETF Series Solutions
Milwaukee, WI 53202	Committee	April 2011			(8 Portfolios)
Age: 69	Chairman				(2012-Present);
Director, Anchor
Bancorp Wisconsin,
Inc. (2011-2013).

David M. Swanson	Trustee	Indefinite	26	Founder and Managing Principal,	Independent Trustee,
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing, LLC	ALPS Variable
Milwaukee, WI 53202		April 2011		(2006-present); Executive Vice President,	Investment Trust
Age: 58				Calamos Investments (2004-2006).	(9 Portfolios)
(2006-Present).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	26	Executive Vice President, U.S. Bancorp	None
615 E. Michigan St.	and Trustee	Term; Since		Fund Services, LLC (1994-Present).
Milwaukee, WI 53202		January 2011
Age: 56

Officers

James R. Arnold	President and	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Principal	Term; Since		Fund Services, LLC (2002-Present).
Milwaukee, WI	Executive	January 2011
53202	Officer
Age: 57

Deborah Ward	Vice President,	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Chief	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Compliance	April 2013
Age: 48	Officer and
Anti-Money
Laundering
Officer

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2015

		Term of	Number of		Other
		Office and	Portfolios		Directorships
	Position(s)	Length of	in Trust		Held by
Name,	Held with	Time	Overseen	Principal Occupation(s)	Trustee During
Address and Age	the Trust	Served	by Trustee	During the Past Five Years	the Past Five Years

Brian R. Wiedmeyer	Treasurer and	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Principal	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Financial	January 2011
Age: 42	Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 2011		(2011-Present); Vice President and
Age: 44				Securities Counsel, Marshall & Ilsley
Trust Company N.A. (2007-2010).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-Present).
Milwaukee, WI 53202		September 2012
Age: 41

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Great Lakes Funds

Additional Information (Unaudited) – Continued
March 31, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, each Fund’s Form N-Q is available without charge upon request by calling 1-855-278-2020.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-278-2020.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-278-2020, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund
Bond Fund	0.07%
Disciplined Equity Fund	46.94%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	14.41%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2015 was as follows:

Fund
Bond Fund	0.05%
Disciplined Equity Fund	45.68%
Large Cap Value Fund	100.00%
Small Cap Opportunity Fund	12.93%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Fund
Bond Fund	0.00%
Disciplined Equity Fund	69.48%
Large Cap Value Fund	0.59%
Small Cap Opportunity Fund	96.23%

(This Page Intentionally Left Blank.)

Great Lakes Funds

Privacy Notice (Unaudited)

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Great Lakes Advisors, LLC
231 South LaSalle Street, 4th Floor
Chicago, Illinois  60604

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, Wisconsin  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, Wisconsin  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, Minnesota  55402-4509

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, Maine  04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Funds’ trustees and is available without charge upon request by calling 1-855-278-2020.

GK-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Funds’ tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$52,000	$44,000
Audit-Related Fees	$0	$0
Tax Fees	$25,400	$10,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     June 4, 2015

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     June 4, 2015

* Print the name and title of each signing officer under his or her signature.